UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INDEPENDENT BANK CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)1 and 0-11

March 28, 2024

Dear Fellow Shareholder:

I am pleased to invite you to our 2024 Annual Shareholder Meeting (“Annual Meeting”), which will be held at 11:00 a.m. on Thursday, May 16, 2024. The 2024 Annual Meeting will be conducted solely by means of remote communication (a “virtual-only” meeting). The following pages contain information about the Annual Meeting. There will be no physical location for the Annual Meeting. Please see the Notice of Annual Shareholder Meeting and Proxy Statement for additional details. We will provide a live audio webcast of the Annual Meeting at https://meetnow.global/M5ATJMX. For further information on how to attend the Annual Meeting, Please see “How do I attend the virtual annual meeting?” on page 3 of the proxy statement.

We are once again pleased to reduce the environmental impact of our proxy materials and lower delivery costs by furnishing you with instructions on how to access proxy materials over the internet and vote online. On or about April 3, 2024, we will mail a Notice of Internet Availability of Proxy Materials (Notice) to all holders of our common stock at the close of business on March 22, 2024, the record date for our annual meeting, and will post our proxy materials on the website that the Notice references. If you would like to receive a printed copy of our proxy materials, the Notice describes how to request them.

Your vote is important. You can ensure that your shares are represented at the Annual Meeting by voting and submitting your proxy in advance of the Annual Meeting. Voting procedures and instructions for how to attend the virtual-only Annual Meeting are described in the proxy statement.

Cordially,
Jeffrey Tengel
President and Chief Executive Officer
Independent Bank Corp.
Chief Executive Officer
Rockland Trust Company

NOTICE OF 2024 ANNUAL SHAREHOLDER MEETING

The Annual Shareholder Meeting of Independent Bank Corp. will be held solely by means of remote communication, in a live audio webcast format at
https://meetnow.global/M5ATJMX
on May 16, 2024 at 11:00 a.m. Eastern Time
There will be no physical location for the annual meeting.
Online access to the annual meeting will begin at 10:45 a.m. Eastern Time.

At the annual meeting we will ask you to:

(1)    Reelect Donna L. Abelli, Mary L. Lentz, John J. Morrissey and Jeffrey J. Tengel as Class I Directors;

(2)    Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024;

(3)    Approve, on an advisory basis, the compensation of our named executive officers;

(4)    Transact any other business that may properly come before the annual meeting.

You may vote at the annual meeting if you were a shareholder of record at the close of business on March 22, 2024.

Attending the annual meeting:

The annual meeting will be held in a virtual meeting format only on May 16, 2024 at 11:00 a.m. Eastern Time. You can virtually attend the live audio webcast of the annual meeting at https://meetnow.global/M5ATJMX. To vote and ask questions at the annual meeting, you will need to login with your 15-digit control number, which can be found on the Notice of Internet Availability of Proxy Materials or your proxy card.

Online access to the annual meeting will begin at 10:45 a.m. Eastern Time. There will be no physical location for the annual meeting.

Beneficial stockholders whose shares are registered in the name of a bank, broker or other nominee may need to obtain the information required to be able to participate in, and vote at, the annual meeting, including their control number, from their bank, broker or other nominee. If a beneficial holder has any questions regarding attendance at the annual meeting, they should contact their broker, bank or other nominee who holds their shares.

Important Notice Regarding Internet Availability of Proxy Materials: The Proxy Statement and our Annual Report to Shareholders for the year ended December 31, 2023 are available at www.envisionreports.com/INDB.

By Order of the Independent Bank Corp. Board of Directors

Rockland, Massachusetts	Patricia M. Natale
March 28, 2024	Executive Vice President, General Counsel and Corporate Secretary

YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN. Please vote your shares promptly, even if you plan to attend the annual meeting. The proxy statement describes voting procedures.

INDEPENDENT BANK CORP. PROXY STATEMENT

Report of the Audit Committee	24
Compensation Committee Interlocks and Insider Participation	25
Related Party Transactions	25
Director Independence	25

EXECUTIVE OFFICER INFORMATION
Executive Officers	26
Relationship Between Compensation Policies and Risk	29
Compensation Committee Report	29
Compensation Discussion and Analysis	30
Executive Compensation Summary	30
Compensation Committee - Composition and Responsibility	32
Compensation Philosophy	34
Say on Pay Results	35
Use of Peer Groups and Survey Information	35
Compensation Program Elements	36
Base Salary	36
Annual Cash Incentive Compensation	37
Long-Term Equity Compensation	38
Clawback: Incentive Compensation Recovery Policy	39
Executive Stock Ownership Guidelines	40
Retirement Benefits	40
Employment Agreements	42
Employment Agreement with our CEO - Jeffrey Tengel	42
Succession and Consulting Services Agreement with our Former CEO - Christopher Oddleifson	43
Other Named Executive Officer Employment Agreements	44
Key Executive Severance Plan	45
Key Executive Change in Control Severance Plan	45
CEO and Executive Officer Restricted Stock Award Agreements	46
CEO Pay Ratio Disclosure	46
Prohibition on Hedging and Pledging	47
Table of Potential Benefits Payable Upon Termination or Change in Control	47
Tabular Disclosures Regarding Executive Officers	49
Summary Compensation Table	49
Pay Versus Performance	51
Grants of Plan-Based Awards	56
Outstanding Equity Awards at Fiscal Year End	57
Option Exercises and Stock Vested	59
Pension Benefits	59
Nonqualified Deferred Compensation	61

STOCK OWNERSHIP AND OTHER MATTERS
Common Stock Beneficially Owned by: any Person or Entity who Owns More than 5% of our Common Stock, our Directors and Named Executive Officers, and all of our Executive Officers and Directors as a Group	62
Delinquent Section 16(a) Reports	63
Solicitation of Proxies and Expenses of Solicitation	63

PROXY SUMMARY
This page summarizes information described in more detail elsewhere in this proxy statement. You should read the entire proxy statement carefully before voting. Please review our 2023 Annual Report on Form 10-K for more information about our Company and its financial performance.

2024 Annual Shareholder Meeting

Date and Time:	Thursday, May 16, 2024, at 11:00 a.m. Eastern Time
Place:	The 2024 Annual Meeting will be held solely by means of remote communication, in a live audio webcast format at https://meetnow.global/M5ATJMX. Please refer to the proxy statement for more details about our virtual-only meeting.
Record Date:	March 22, 2024

Voting Matters and Board Recommendations
	Proposal	Board Recommendation	For More Information
Proposal 1 -	Reelect Donna L. Abelli, Mary L. Lentz, John J. Morrissey and Jeffrey J. Tengel to serve as Class I Directors	“FOR” all nominees	Page	6

Name	Age	Director Since	Primary Occupation	Committee Memberships	Independent
Donna L. Abelli	66	2005	Certified Public Accountant and Associate Professor	C, E, N, R	✓
Mary L. Lentz	70	2016	Commercial Real Estate Consultant	A, T	✓
John J. Morrissey	57	2012	Lawyer	N, R, T	✓
Jeffrey J. Tengel	61	2023	CEO and President of Independent Bank Corp.	E
A - Audit Committee C - Compensation Committee E - Executive Committee N - Nominating & Corporate Governance Committee R - Risk Committee T - Trust Committee

Proposal 2 -	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024	“FOR”	Page	8
Proposal 3 -	Approve, on an advisory basis, the compensation of our named executive officers	“FOR”	Page	9

How to Cast Your Vote

The Independent Bank Corp. Board of Directors is soliciting proxies for the May 16, 2024 Annual Shareholder Meeting, and for any adjournment or postponement of that meeting for which no new record date is set. We are making proxy materials available on or about April 3, 2024.

Your vote is important. Even if you plan to attend our Annual Shareholder Meeting, please cast your vote as soon as possible by:

Internet www.envisionreports.com/INDB	Telephone 1-800-652-8683	Mail

You can also vote at the Annual Shareholder Meeting.

Stock in the Rockland Trust Company Employee Savings, Profit Sharing and Stock Ownership Plan must be voted by 11:59 p.m., Eastern Time, on May 14, 2024.
Independent Bank Corp. 2024 Proxy Statement - 1

288 Union Street
Rockland, Massachusetts 02370

2024 PROXY STATEMENT

THE ANNUAL MEETING AND VOTING PROCEDURES

This proxy statement contains information about the Independent Bank Corp. 2024 Annual Shareholder Meeting. For ease of reference, this proxy statement refers to the Independent Bank Corp. 2024 Annual Shareholder Meeting as the “meeting”, to Independent Bank Corp. as the “Company,” “we,” “our,” and “us,” to Rockland Trust Company, our wholly-owned bank subsidiary, as “Rockland Trust,” and to the Company’s Board of Directors as the “Board.”

When and where will the annual meeting be held?

The 2024 annual meeting will be held solely by means of remote communication on Thursday, May 16, 2024 in a live audio webcast format at https://meetnow.global/M5ATJMX. There will be no physical location for the annual meeting. Online access to the annual meeting will begin at 10:45 a.m. Eastern Time. See below under “How do I attend the virtual annual meeting?” for detailed instructions on accessing the live webcast.

What is the purpose of the meeting?

At the meeting, shareholders will vote upon the matters summarized in the formal meeting notice. This proxy statement contains important information for you to consider when deciding how to vote. Please read it carefully.

Who can vote?

Shareholders of record at the close of business on March 22, 2024 are entitled to vote. Each share of common stock is entitled to one vote at the annual meeting. On March 22, 2024, there were 42,453,427 shares of our common stock outstanding and eligible to vote.

How do I vote?

If you are a registered shareholder (that is, if you hold shares directly registered in your own name) you have four voting options:

•Over the internet at the internet address shown on your Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”);

•By telephone, by calling the telephone number on your proxy form;

•By mail, by completing, signing, dating, and returning your proxy form; or

Independent Bank Corp. 2024 Proxy Statement - 2

•By attending the virtual annual meeting and logging in as a “shareholder” using your 15-digit control number, and voting your shares by clicking on the “Cast Your Vote” link on the meeting center site. Please note if you log in to the virtual annual meeting as a “guest”, you will be able to listen to the meeting but will not be able to vote or ask questions. See instructions for “How do I attend the virtual annual meeting?” below.

Whether or not you plan to attend the virtual annual meeting, we strongly encourage you to vote your shares in advance of the meeting date by internet, telephone or by mail.

If a bank, broker, or other nominee holds your shares, which is known as being held in “street name,” that bank, broker, or other nominee will provide you with voting instructions. If you hold your shares in street name, your ability to vote by internet or by telephone depends on the voting process of the entity that holds your shares. Although most banks, brokers, and nominees also offer internet and telephone voting, availability and specific procedures will depend on their voting arrangements. Please follow their directions carefully. If you want to vote shares that you hold in street name at the meeting, you must request a legal proxy from the entity that holds your shares and present that proxy, along with proof of your identity, at the meeting. If you need assistance in obtaining a legal proxy from your bank, broker, or other nominee, please contact our proxy solicitor Georgeson LLC at 1-866-357-0732.

If the Rockland Trust Company Employee Savings, Profit Sharing and Stock Ownership Plan holds your shares, we must receive your proxy card or voting instructions by 11:59 p.m., Eastern Time, on May 14, 2024.

We will vote your shares if you provide timely instructions by the applicable deadline. Even if you plan to attend the virtual meeting, we strongly encourage you to vote by proxy prior to the meeting.

How do I attend the virtual annual meeting?

All shareholders can listen to the live webcast by signing into the annual meeting at https://meetnow.global/M5ATJMX as a guest. However, if you wish to vote or ask questions at the annual meeting, the process for doing so will depend on if you are a shareholder of record or if you are a beneficial owner of shares of our common stock held in “street name. If you are unsure if you were a shareholder of record as of the record date, you may contact Computershare at 1-877-373-6374.

Shareholders of Record:

If you were a shareholder of record of our common stock as of the close of business on March 22, 2024, you are entitled to notice and to vote at the annual meeting. To do so, you must access the live webcast at https://meetnow.global/M5ATJMX and sign in to the meeting by entering the 15-digit control number, which can be found on your proxy card or Notice of Internet Availability that was sent to you.

Beneficial Owners:

If you were a beneficial owner of shares of our common stock held in “street name” as of the close of business on March 22, 2024, if you wish to vote or ask questions at the annual meeting, you will need to obtain a legal proxy from your bank, broker or other nominee. You should contact your bank, broker or other nominee for instructions regarding how to obtain a legal proxy. You must submit the legal proxy to Computershare in advance of the annual meeting and obtain a control number from Computershare that will enable you to register to vote or ask questions at the annual meeting. Once you have received a legal proxy from your bank, broker or other nominee, you should submit it, along with your name and email address, to Computershare at legalproxy@computershare.com. Email requests for registration should be labeled as “Legal Proxy” and must be received by Computershare by 5:00 p.m., Eastern Time, on May 10, 2024. You will receive a confirmation email from Computershare with a 15-digit control number. To access the live webcast of the annual meeting to vote or ask questions at the annual meeting, you should go to https://meetnow.global/M5ATJMX and enter your 15-digit control number. If you need assistance obtaining a legal proxy from your bank, broker or other nominee, please contact our proxy solicitor Georgeson LLC at 1-866-357-0732.

Independent Bank Corp. 2024 Proxy Statement - 3

How do I submit questions during the virtual annual meeting?

If you are a shareholder of record or a beneficial owner that has received a legal proxy and has registered to attend the meeting as described above, you may submit questions during the annual meeting by logging in to the live webcast at https://meetnow.global/M5ATJMX as a “shareholder” and not as a “guest.” To do so, you will enter your 15-digit control number. Questions can be asked by clicking on the message icon in the upper right-hand corner of your screen after logging into the meeting. To return to the main page, click the “I” icon at the top of the screen.

Will technical assistance be available during the annual meeting?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may call 1-888-724-2416.

If you have any questions about the proxy statement, the Notice of Internet Availability or the virtual annual meeting, or if you need assistance with voting procedures, including casting or changing your vote, please contact:

Ms. Meagan Silva
Investor Relations Contact
Independent Bank Corp.
288 Union Street
Rockland, MA 02370
Direct Line: (781) 982-6737

Can I revoke or change my vote?

You may revoke your proxy and change your vote at any time before voting begins at the meeting.

Any shareholder may revoke a proxy before we exercise it by (i) filing a written notice of revocation with our Secretary at least one business day prior to the meeting, (ii) submitting a duly executed proxy bearing a later date received by our Secretary prior to the deadline noted above, or (iii) attending the meeting and voting electronically.

If your shares are held in street name, you should contact your bank, broker, or other nominee to revoke your proxy or, if you have obtained a legal proxy from the entity that holds your shares giving you the right to vote your shares at the meeting, you may change your vote by attending the meeting and voting electronically.

Who is asking for my vote?

The Company Board requests your vote. We filed a definitive proxy statement with the United States Securities and Exchange Commission (“SEC”) on March 28, 2024, a copy of which will be made available via the internet on April 3, 2024 at the website referenced in the Notice of Internet Availability.

Independent Bank Corp. 2024 Proxy Statement - 4

What are the Board’s voting recommendations?

The Board recommends that you vote as follows:

(1)	“FOR” the reelection of each of Donna L. Abelli, Mary L. Lentz, John J. Morrissey and Jeffrey J. Tengel to serve as Class I Directors.
(2)	“FOR” the proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024.
(3)	“FOR” approval of the advisory vote on the compensation of our named executive officers.

How will you vote my proxy?

The Board will vote each proxy in accordance with the instructions it contains. If you submit your proxy but do not specify how you want your shares voted, the Board will vote them in accordance with the Board voting recommendations stated above. The Board will only use proxies prior to or at the meeting and any adjournments or postponements of the meeting for which no new record date is set. If any other matters properly come before the meeting, the persons appointed as proxies will vote in accordance with their best judgment.

How many shareholders need to attend the meeting?

In order to conduct the meeting, a majority of shares entitled to vote as of the record date, an amount known as a quorum comprised of at least 21,226,714 shares, must be present in person or by proxy. Virtual attendance at the annual meeting will be considered presence “in person” for purposes of determining a quorum. If you return valid proxy instructions or vote electronically at the meeting, you will be considered part of the quorum. Abstentions and broker non-votes are counted as being present for purposes of determining the presence of a quorum.

How many votes are needed?

Assuming a quorum is present, the vote required for approval of the proposals is:

Proposal 1:	A majority of votes cast, at the meeting or by proxy, is required for the election of directors in uncontested elections.
Proposal 2:	A majority of votes cast, at the meeting or by proxy, is required to ratify the appointment of our independent registered accounting firm.
Proposal 3:	A majority of votes cast, at the meeting or by proxy, is required to approve the advisory proposal on the compensation of our named executive officers.

Abstentions and broker non-votes are not considered votes cast and as such have no impact on the outcome of a proposal. Approval by a “majority of votes cast” means that the number of votes cast “FOR” must exceed the number of votes cast “AGAINST.”

Banks, brokers, or other nominees may vote shares held for a customer in street name on “routine” proposals even if they have not received voting instructions. If a proposal is not “routine,” the bank, broker, or other nominee may not vote shares with respect to that proposal without customer instructions. A broker “non-vote” occurs when a bank, broker, or other nominee does not have customer voting instructions and cannot vote on a non-routine proposal.

The only proposal before the meeting this year deemed a “routine” proposal is the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm. If your bank, broker, or other nominee holds your shares, they can vote them on that proposal even if you do not provide voting instructions. All other proposals are non-routine matters. If you return your voting instruction card but do not instruct your bank, broker, or nominee how to vote on those proposals, a broker “non-vote” will occur.
Independent Bank Corp. 2024 Proxy Statement - 5

Who can attend the meeting?

Shareholders of record and beneficial owners at the close of business on March 22, 2024 are entitled to notice of and to vote at the annual meeting. Even if you plan to attend the virtual meeting, we encourage you to vote your shares in advance by proxy. If you choose to attend the virtual meeting, please refer to the section entitled “How do I attend the virtual annual meeting” above for instructions as to how to attend the virtual meeting.

Where can I find the voting results from the meeting?

The voting results will be reported in a Form 8-K, which will be filed with the SEC within four business days of the meeting.

Householding of meeting materials

Some banks, brokers, and other nominee record holders participate in the practice of “householding” proxy statements and annual reports. If a household participates in a householding program, it will receive one envelope containing the Notices of Internet Availability for all shareholders in the household (or, as the case may be, one set of proxy statement materials and a separate proxy card for each shareholder account in the household). If applicable, please vote all proxy cards enclosed in such a package. We will promptly deliver the Notice of Internet Availability separately, or deliver multiple copies of the proxy statement materials, to you if you contact us at the following address or telephone number: Patricia M. Natale, Executive Vice President and General Counsel, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370; telephone: (781) 982-6549. If you hold your shares in street name and want to receive the Notice of Internet Availability separately or receive separate copies of the proxy statement materials in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee.

Participation in householding will not affect or apply to any of your other shareholder mailings. Householding saves us money by reducing printing and postage costs and is environmentally friendly. It also creates less paper for shareholders to manage. If you are a beneficial holder, you can request information about householding from your broker, bank or other nominee.

Shareholder List

A list of shareholders entitled to vote at the annual meeting will be available for inspection by shareholders during the meeting at https://meetnow.global/M5ATJMX. To access the shareholder list at our principal offices beginning April 5, 2024 and until the meeting, shareholders should contact Independent Bank Corp., Investor Relations at (781) 982-6737. Shareholders submitting any such request must include their 15-digit control number.

PROPOSALS

Election of Directors (Proposal 1):

Our Board of Directors currently has 12 members. The Company’s articles of organization divide the Board into three classes of directors as nearly equal in number as possible, with the members of each class elected to serve a three year term.

Directors continue to serve until their three-year term expires and until their successors are elected and qualified, unless they earlier reach the mandatory retirement age of 72, die, resign, or are removed from office. We elect one class of directors annually.

Independent Bank Corp. 2024 Proxy Statement - 6

The Board or the Nominating and Corporate Governance Committee of the Board, which this proxy statement refers to as the “Nominating Committee”, selects director nominees to be presented for shareholder approval at the meeting, including the nomination of incumbent directors for reelection and the consideration of any director nominations submitted by shareholders. For information relating to shareholder director nomination, or recommendation for nomination, see “Board of Directors Information - Shareholder Director Nominations and Recommendations” below.

You may view the Company’s Governance Principles by accessing the Investor Relations link under the About Us category on the Rockland Trust website: http://www.rocklandtrust.com. (We have included references to the Rockland Trust website address at different points in this proxy statement as an inactive textual reference and do not intend it to be an active link to our website. This proxy statement does not incorporate by reference information contained on our website.). Section 5 of our Governance Principles is entitled “Director Qualifications” and states in its opening paragraph:

The Board values diversity of backgrounds, including race, ethnicity, gender, age, and sexual orientation and believes a diversity of backgrounds strengthens the Board. Diversity including race, ethnicity, gender, age, and sexual orientation is a consideration in the Board’s Director recruitment efforts. Directors should bring to the Board a diversity of backgrounds in terms of occupations, skills, and experiences, and possess a mature business judgment that enables them to make a positive contribution to the Board. Directors are expected to bring an inquisitive and objective perspective to their duties. Directors should possess, and demonstrate through their actions on the Board, exemplary ethics, integrity, and values.

In evaluating the qualifications of potential new directors, the Nominating Committee considers a set of recruitment criteria intended to complement existing Board qualifications. Recruitment focuses on identifying nominees with relevant professional experience, expertise, and diverse perspectives. For incumbent directors, the Board and the Nominating Committee also consider the director’s response to a self-assessment questionnaire and the director’s attendance and participation in, and overall contribution to, the work of the Board. Directors must devote sufficient time to their duties and responsibilities and should commit to serve on the Board for an extended period.

The Company’s By-Laws and Governance Principles provide for majority voting in uncontested director elections. In an uncontested election, if a majority of the votes cast does not reelect an incumbent director standing for election, the director is required to promptly tender a notice of resignation to the Board. The resignation is not effective unless accepted by the Board. The Nominating Committee would then recommend whether the Board should accept or reject a tendered resignation. In determining whether to accept a tendered resignation, the Board would consider the potential impact of the resignation on compliance with applicable legal and listing standards and any other relevant factors. The Company would promptly disclose the Board decision in a Form 8-K. In contested director elections, the vote standard would be a plurality of votes cast.

All nominees currently serve on our Board. The Board and the Nominating Committee, with the directors up for reelection abstaining, have nominated Donna L. Abelli, Mary L. Lentz, John J. Morrissey and Jeffrey J. Tengel, whom the proxy statement refers to as the “board nominees,” for reelection at the meeting to the class of directors whose terms will expire at the 2027 annual meeting.

In nominating each of the board nominees for reelection, the Nominating Committee determined that the board nominees possess the specific experience, qualifications, attributes, and skills described below under “Board of Directors Information” to serve as a director of the Company and Rockland Trust. There are no agreements or arrangements between any director or director nominee and any third party other than the Company relating to compensation or other payments in connection with service as a director.

Independent Bank Corp. 2024 Proxy Statement - 7

Unless we receive contrary instructions, the Board will vote shares represented by proxies for reelection of the board nominees. Each of the board nominees has agreed to serve, and we have no reason to believe that any of the board nominees will be unable to serve if elected. If any of the board nominees are not available for election the persons named as proxies intend to vote for the election of such other person or persons as the Board may designate or may in its discretion determine unless a proxy withholds or limits the authority to do so.

The Board unanimously recommends that you vote FOR the reelection of each of the board nominees.

Ratification of Appointment of Independent Registered Public Accounting Firm (Proposal 2):

The Audit Committee has appointed the firm Ernst & Young LLP (“EY”) to serve as the Company’s independent registered public accounting firm for 2024. While shareholder ratification of EY as our independent registered public accounting firm is not required, the Board considers the selection of the independent registered public accounting firm to be an important matter, and believes that it is a good corporate practice to provide shareholders with the opportunity to ratify the selection of EY.

The Audit Committee has appointed EY as the Company’s independent registered public accounting firm since 2009. The Audit Committee is involved in selecting the lead EY partner for the Company, and the current lead EY partner was selected in 2021. The Audit Committee considers the impact of changing auditors when assessing whether to retain the current external auditor.

The following table shows the fees paid or accrued by us for professional services provided by EY during 2023 and 2022:

	2023	2022
Audit Fees	$1,750,000	$1,660,000
Audit-Related Fees (1)	44,000	44,000
Tax Fees (2)	30,000	—
All Other Fees	—	—
Total Fees	$1,824,000	$1,704,000
(1) Audit-related fees are associated with the employee benefit plan.
(2) Tax fees represent services performed related to the Employee Retention Tax Credit filing with the Internal Revenue Service.

The Audit Committee has considered the nature of other services provided by EY and determined that they are compatible with the provision of independent audit services. The Audit Committee has discussed the other services with EY and management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002. The Audit Committee pre-approved all services described above as “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” in accordance with the process described in the Audit Committee Report portion of this proxy statement.

The Board recommends that shareholders vote to ratify EY as our independent registered public accounting firm and believes that the choice of EY as the Company’s independent auditor is in the best interests of the Company and its shareholders. If shareholders do not ratify the selection of our independent registered public accounting firm, the Audit Committee will reconsider the appointment of EY when appropriate. We anticipate, however, that the Audit Committee would not make an immediate change in our independent registered public accounting firm this year if shareholders do not ratify the selection of EY because of the practical difficulty and expense associated with making such a change mid-year. Even if shareholders ratify the selection of EY, the Audit Committee may in its discretion change our independent registered public accounting firm at any time if it determines that it would be in the best interests of the Company and its shareholders to do so.

The Company expects that an EY representative will be present at the virtual annual meeting.
Independent Bank Corp. 2024 Proxy Statement - 8

The Board unanimously recommends that you vote FOR the ratification of the appointment of EY as the Company’s independent registered public accounting firm.

Advisory Vote on Executive Compensation (Proposal 3):

The Company is providing shareholders with the opportunity to cast an advisory (non-binding) vote on the compensation of our named executive officers (sometimes referred to as our “say on pay” vote) as disclosed in this proxy statement. We currently hold an annual say on pay vote. Accordingly, you may vote on the following proposal at the meeting:

“Resolved, that the shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in this proxy statement.”

This vote is nonbinding. The Board and the Compensation Committee, which is comprised of independent directors, expect to take into account the outcome of the vote when considering future executive compensation decisions.

As discussed in the Compensation Discussion and Analysis in this proxy statement, the Board believes that our compensation policies and procedures are designed to provide a strong link between executive officer compensation and our short- and long-term performance. The objective of the Company’s compensation program is to provide compensation that is competitive, variable based on the Company’s performance and individual performance, and aligned with the long-term interests of shareholders. Shareholders are encouraged to read the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure.

The Board unanimously recommends that you vote FOR the approval, on an advisory basis, of the compensation of our named executive officers.

Other Matters:

The proxy also confers discretionary authority with respect to any other business that may properly come before the meeting, including rules for the conduct of the meeting. The Board knows of no other matter to be presented at the meeting other than those described in this proxy statement. It is the intention of the person named as proxy to vote the shares to which the proxies relate according to their best judgment if any matters not included in this proxy statement come before the meeting.

Independent Bank Corp. 2024 Proxy Statement - 9

BOARD OF DIRECTORS INFORMATION
Current Board Members

For purposes of this proxy statement, we have computed director ages as of the meeting date.

The Board of the Company is currently comprised of the individuals listed below:

Class I Directors (Nominated for Reelection at this Meeting for a Term Expiring in 2027):

Experience: Ms. Abelli, 66, is a certified public accountant and has since September 2017 been an Associate professor at Ricciardi College of Business, Bridgewater State University. Ms. Abelli previously served on an interim basis as the Chief Financial Officer of publicly-traded companies and various private companies, primarily in the life sciences industries, and as the Chief Financial Officer of a publicly-traded company. Ms. Abelli began her accounting career at Coopers & Lybrand (now PwC LLP) where she was named a partner and, from 1998 to 1999, was President of the Massachusetts Society of CPAs. Ms. Abelli was named Chair of the Board of Rockland Trust and the Company in 2012 and has served as a director of the Company and of Rockland Trust since 2005.

Skills and Qualifications: The Board and the Nominating Committee have determined that Ms. Abelli is qualified to serve as a director based upon her prior service as a director of the Company and of Rockland Trust, her mature business judgment, her inquisitive and objective perspective, her familiarity with the communities that Rockland Trust serves, her prior service as a chief financial officer of publicly-traded companies, and her designation as a certified public accountant.

Donna L. Abelli Director since 2005 Chair since 2012 Committees ➢ Compensation ➢ Executive, Chair ➢ Nominating ➢ Risk

Experience: Ms. Lentz, 70, worked for 22 years at and served as an Executive Vice President and Partner of McCall & Almy, a Boston-based commercial real estate brokerage and advisory services firm, until 2018, when she moved to a commercial real estate consultant role. Ms. Lentz has over 37 years of commercial real estate experience, including prior work as Chief Operating Officer of a publicly-traded real estate investment trust. Ms. Lentz specializes in advising healthcare, corporate, and non-profit institutions with real estate leasing, acquisition, and disposition strategies. Ms. Lentz has served as a director of the Company and of Rockland Trust since 2016.

Skills and Qualifications: The Board and the Nominating Committee have determined that Ms. Lentz is qualified to serve as a director based upon her prior service as a director of the Company and of Rockland Trust, her mature business judgment, her inquisitive and objective perspective, her familiarity with the communities that Rockland Trust serves, and her extensive experience and knowledge in the area of commercial real estate.

Mary L. Lentz Director since 2016 Committees ➢ Audit ➢ Trust, Chair

Independent Bank Corp. 2024 Proxy Statement - 10

Experience: Mr. Morrissey, 57, is a practicing attorney and is a founding partner of the Braintree, Massachusetts law firm Morrissey, Wilson & Zafiropoulos LLP, practicing in the areas of litigation, bankruptcy and creditors’ rights, and real estate. Mr. Morrissey is member of the Joint Bar Committee on Judicial Appointments. Made up of representatives appointed from state bar associations, the Committee independently reviews, evaluates, and reports to the Governor on the qualifications of individuals under consideration for judicial appointments. Mr. Morrissey previously served as a Chair of the Massachusetts Board of Bar Overseers of the Supreme Judicial Court. The Board of Bar Overseers was established as an independent administrative body to investigate complaints against attorneys and act as an administrative tribunal to consider disciplinary charges brought against attorneys practicing in Massachusetts. Mr. Morrissey is the former President of the Massachusetts Bar Association and Member of its Executive Management Board. Mr. Morrissey previously served as a director of Central Bancorp, Inc. and its wholly owned subsidiary Central Co-operative Bank d/b/a Central Bank until November 2012, when Central Bancorp, Inc. was merged with and into the Company. Mr. Morrissey has served as a director of the Company and of Rockland Trust since 2012.

Skills and Qualifications: The Board and the Nominating Committee have determined that Mr. Morrissey is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, his familiarity with the communities Rockland Trust serves, and his prior service as a director of another bank.

John J. Morrissey Director since 2012 Committees ➢ Nominating, Chair ➢ Trust ➢ Risk

Experience: Mr. Tengel, 61, joined the Company as Chief Executive Officer and President of the Company and Chief Executive Officer of Rockland Trust in February of 2023. Prior to joining the Company and Rockland Trust, he served as Senior Executive Vice President, Head of Commercial Specialty Banking at M&T Bank from April 2022 to February 2023. Before M&T’s acquisition of People’s United Financial in April 2022, Mr. Tengel was President of People’s United from May 2018 to April 2022 where he was responsible for commercial banking, retail banking, and wealth management. He joined People’s United in 2010 from PNC Bank where he served as Executive Vice President.

Mr. Tengel currently serves on the Board of Directors at FamilyAid, Massachusetts Business Roundtable and The New England Council. He previously served on the Board of Trustees at Quinnipiac University, Wakeman Boys & Girls Club, Kolbe Cathedral High School and Bridgeport Hospital. Mr. Tengel received his Bachelor of Science degree in accounting from Marquette University and his Master’s Degree in Business Administration from the Weatherhead School of Management at Case Western Reserve University.

Skills and Qualifications: The Board and the Nominating Committee have determined that Mr. Tengel is qualified to serve as a director based upon his robust experience in commercial banking, mature business judgment, demonstrated ability to lead growing organizations, and his familiarity with the New England marketplace.

Jeffrey J. Tengel Director since February 2023 Committees ➢ Executive

Independent Bank Corp. 2024 Proxy Statement - 11

Class II Directors Continuing in Office (Term Expiring in 2025):

Experience: Mr. Hogan, 64, is a real estate developer. From October 2019 to December 2021, Mr. Hogan served as the President and CEO of Agawam Development Company, the owner and developer of Redbrook, a sustainably designed mixed-use village consisting of luxury single homes, townhomes, apartments and commercial development and from 2004 to October 2019, he served as the President and Chief Executive Officer of the A.D. Makepeace Company, based in Wareham, Massachusetts and the world’s largest cranberry grower and the largest private property owner in eastern Massachusetts. Prior to joining A.D. Makepeace, Mr. Hogan served as President of MassDevelopment, the economic development authority for the Commonwealth of Massachusetts, from 1997 to 2003. While at MassDevelopment, he served as cabinet officer for two Massachusetts governors. Mr. Hogan serves as Director and Vice Chair of the Ocean Spray Board of Directors and as a Director of Old Colony YMCA and previously served on the Executive Board of the Associated Industries of Massachusetts. Previously, he served as Mayor of Marlborough, Massachusetts. Mr. Hogan has served as a director of the Company and of Rockland Trust since 2017.

Skills and Qualifications: The Board and the Nominating Committee have determined that Mr. Hogan is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, and his familiarity and involvement with the communities that Rockland Trust serves.

Michael P. Hogan Director since 2017 Committees ➢ Compensation ➢ Executive ➢ Nominating

Experience: Ms. Miskell, 66, is a certified public accountant and presently serves as the Treasurer of Eight Cousins, Inc. Ms. Miskell previously served as the Treasurer of The Wood Lumber Company, a lumber company based in Falmouth, Massachusetts. Ms. Miskell was previously appointed a director of Falmouth Bancorp, Inc., the holding company of Falmouth Bank, which was merged with and into the Company in 2004. Ms. Miskell, while a Falmouth Bancorp Director, served as the chair of its audit committee. Ms. Miskell has served as a director of the Company and of Rockland Trust since 2005.

Skills and Qualifications: The Board and the Nominating Committee have determined that Ms. Miskell is qualified to serve as a director based upon her prior service as a director of the Company and of Rockland Trust, her mature business judgment, her inquisitive and objective perspective, her familiarity with the communities that Rockland Trust serves, her prior service as a director of another bank, and her designation as a certified public accountant.

Eileen C. Miskell Director since 2005 Committees ➢ Audit, Chair ➢ Compensation ➢ Risk

Experience: Mr. Nadeau, 65, was named the President of Rockland Trust in 2017. Mr. Nadeau previously served as the Executive Vice President, Commercial Lending of Rockland Trust since 2007. Mr. Nadeau has worked at Rockland Trust in a variety of capacities since 1984, serving as a Senior Vice President of Commercial Lending from 1992 until 2007. Mr. Nadeau has served as a director of the Company and of Rockland Trust since 2017.

Mr. Nadeau’s community activities include: board member of Southeastern Massachusetts Economic Development Corporation and of the Southeastern Massachusetts Affordable Housing Group, long time member of the Board of Directors of the Metro South Boys & Girls Club, President and board member of the Montello Affordable Housing Corp., member of the Executive Committee for development at Stonehill College, member of the Board of Directors and Executive Committee of the Old Colony YMCA, member of the Board of Directors of the Boston Chamber of Commerce, the Chunilal Initiative and New Beginnings for Families Inc and trust advisor of the Shields Foundation. Mr. Nadeau holds a Bachelor’s Degree in Business from Bentley University.

Skills and Qualifications: The Board and the Nominating Committee have determined that Mr. Nadeau is qualified to serve as a director based upon his prior service as a director of the Company and Rockland Trust, his experience as a long-tenured employee and executive of the Company, his mature business judgment, his inquisitive and objective perspective, his familiarity with the communities that Rockland Trust serves, and his commercial lending expertise.

Gerard F. Nadeau Director since 2017 Committees ➢ Executive

Independent Bank Corp. 2024 Proxy Statement - 12

Experience: Ms. O’Day, 64, serves as the CEO of A.W. Perry Inc., a Boston-based real estate investment and services firm and as President of A.W. Perry Management Corporation and A.W. Perry Security Corporation. Prior to assuming her current role in October 2020, Ms. O’Day served as Executive Vice President and Chief Information Officer at The Walt Disney Company for over 12 years. At Disney, she led the planning, implementation and operations of IT systems and infrastructure. Before that, Ms. O’Day served in senior leadership positions at both Bristol Myers Squibb and CSX Transportation. Ms. O’Day serves as a Trustee on the Board of Trustees of Miss Hall’s School, the Columbia Realty Trust and the Brio Condominium Trust. Ms. O’Day previously served on the Board of Directors and the Executive Committee of the 2022 USA Games Special Olympics. Ms. O’Day has also served as a Manager of Perry South Shore Development, LLC and and as an Advisor to MEEM, LLC. Ms. O’Day has served as a director of the Company and Rockland Trust since 2021.

Skills and Qualifications: The Board and the Nominating Committee have determined that Ms. O’Day is qualified to serve as a director based upon her prior service as a director of the Company and of Rockland Trust, her mature business judgment, her inquisitive and objective perspective, her familiarity with the communities that Rockland Trust serves, and her extensive background and knowledge in the area of IT systems and infrastructure and cybersecurity.

Susan Perry O’Day Director since 2021 Committees ➢ Executive ➢ Risk

Experience: Mr. Venables, 69, served as the President and CEO and as a director of Benjamin Franklin Bancorp, Inc. and its wholly-owned subsidiary Benjamin Franklin Bank from 2002 until 2009, when Benjamin Franklin Bancorp, Inc. was merged with and into the Company. Prior to 2002, Mr. Venables co-founded Lighthouse Bank of Waltham, Massachusetts in 1999 and served as its President and CEO and as a director. From 1998 to 1999, Mr. Venables was employed as a banking consultant with Marsh and McLennan Capital, Inc. He was employed by Grove Bank of Newton, Massachusetts from 1974 until it was acquired by Citizens Bank in 1997, serving as its President and CEO and as a director for the last 11 years of his tenure. Mr. Venables has served as a director of the Company and Rockland Trust since 2009.

Skills and Qualifications: The Board and the Nominating Committee have determined that Mr. Venables is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, his familiarity with the communities that Rockland Trust serves, and his prior service as a director and executive of other banks.

Thomas R. Venables Director since 2009 Committees ➢ Executive ➢ Risk, Chair

Class III Directors Continuing in Office (Term Expiring in 2026):

Experience: Mr. Morton, 69, recently retired as the 13th President and Chief Executive Officer of the YMCA of Greater Boston after approximately 7.5 years of service. Prior to the foregoing role, Mr. Morton served as President and CEO of the YMCA Greater Hartford (CT) and the YMCA of Greater Springfield (MA) for a total of 9 years. In these roles, he worked to stabilize and grow the organization, increase philanthropic support, develop innovative programming, improve the membership experience, and create and implement a strategic vision. Mr. Morton has served on numerous boards and committees, including the Massachusetts Board of Elementary and Secondary Education, Boston After School and Beyond, The Lynch Foundation, My Brother’s Keeper Advisory Board, Beth Israel Deaconess Medical Center Community Advisory Board, and the Massachusetts COVID-19 Relief Board. He is currently a member of the Springfield Empowerment Zone Partnership Board and the Cape Cod Foundation. In addition, he is and has been an active participant on numerous Y-USA committees on youth development, executive leadership development, and multiculturalism. He is an active member of the African-American YMCA CEO Network. Mr. Morton has served as a director of the Company and Rockland Trust since 2021.

Skills and Qualifications: The Board and the Nominating Committee have determined that Mr. Morton is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, his executive experience, and his familiarity and deep involvement with the communities that Rockland Trust serves.

James O’Shanna Morton Director since 2021 Committees ➢ Nominating

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Experience: Mr. O’Brien, 68, is a certified public accountant and, for at least the last five years, has been owner and President of O’Brien, Riley and Ryan, a CPA firm located in Braintree, Massachusetts. Mr. O’Brien is also the manager of Advanced Planning Consultants, LLC, a financial services company. Mr. O’Brien is also a practicing attorney. Mr. O’Brien previously served as a director and member of the audit committee of Benjamin Franklin Bancorp, Inc. and its wholly-owned subsidiary Benjamin Franklin Bank until 2009, when Benjamin Franklin Bancorp, Inc. was merged with and into the Company. Mr. O’Brien also previously served as a director of Chart Bank until it was merged with and into Benjamin Franklin Bank, and served as chair of the Chart Bank audit committee. Mr. O’Brien has served as a director of the Company and of Rockland Trust since 2009.

Skills and Qualifications: The Board and the Nominating Committee have determined that Mr. O’Brien is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, his familiarity with the communities that Rockland Trust serves, his prior service as a director of other banks, and his designation as a certified public accountant.

Daniel F. O’Brien Director since 2009 Committees ➢ Audit ➢ Compensation, Chair

Experience: Mr. Smith, 58, is currently the President and Chief Executive Officer of The SC Group, which he co-founded in 2013. The SC Group provides services to philanthropic organizations throughout New England with respect to strategic planning, program development, board development, Executive Director searches, and fund raising. Mr. Smith has over 30 years of experience in the philanthropic sector and has previously held Chief Executive Officer, Executive Director, and Vice President of Operations positions. Mr. Smith previously served as a director, a member of the audit committee and Chairperson of the compensation committee of Blue Hills Bancorp, Inc. and its wholly-owned subsidiary, Blue Hills Bank, until April 2019, when Blue Hills Bancorp, Inc. was merged with and into the Company. Mr. Smith is a past Board Chair of the Thomas M. Menino YMCA in Boston, serves on the Lt. Governor’s Interagency Council and the Mayor’s Commission on Homelessness, is the Co-Chair of the Hyde Park 150th Anniversary Committee and is the Chair of Consalvo for Boston. Mr. Smith is a graduate of Salisbury University.

Skills and Qualifications: The Board and the Nominating Committee have determined that Mr. Smith is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, his familiarity and deep involvement with the communities that Rockland Trust serves, and his prior service as a director of another bank.

Scott K. Smith Director since 2019 Committees ➢ Trust

Independent Bank Corp. 2024 Proxy Statement - 14

Board Composition, Tenure and Experience

We value and promote diversity and inclusion in every aspect of our business and at every level of our organization. Our commitment to a diverse and inclusive environment starts at the top with our Board and executive leadership, who play key roles in the oversight of our culture and our growth as a diverse workplace and an inclusive workplace. We strive to build a diverse pipeline of candidates for positions at all levels, including leadership positions. Our Nominating and Corporate Governance Committee has committed to considering diversity when evaluating director candidates. The following Board Diversity Matrix provides the diversity statistics for our Board in the format required by Nasdaq rules, as anticipated at May 16, 2024.

Board Diversity Matrix
Total Number of Directors	12
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	4	8	0	0

Part II: Demographic Background
African American or Black	0	1	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	4	7	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

Information concerning the diversity of our Board in 2023 was included in the Company’s Proxy Statement for the 2023 annual meeting filed with the SEC on March 30, 2023, which may be viewed by accessing the Investor Relations link under the About Us category on the Rockland Trust website (http://www.rocklandtrust.com) under SEC filings.
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Corporate Governance Information

The Board has adopted Governance Principles, and written charters for all Board committees, including the Audit Committee, the Nominating Committee, the Risk Committee, and the Compensation Committee. You may view our Governance Principles, as well as the charter for each Board committee, by accessing the Investor Relations link under the About Us category on the Rockland Trust website
(http://www.rocklandtrust.com) under Governance Documents.

The Company has adopted a written Code of Ethics to guide directors, officers, and employees in adhering to their ethical and legal responsibilities. You may view the current version of our Code of Ethics by accessing the Investor Relations link under the About Us category on the Rockland Trust website (http://www.rocklandtrust.com) under Governance Documents. The Company will disclose in a timely manner any amendment to or waiver from a provision of the Code of Ethics required under applicable SEC rules and regulations and the rules of the Nasdaq Stock Market (“Nasdaq”) at that same website location.

Environmental, Social and Governance (“ESG”)

Our commitment to Environmental, Social and Governance (“ESG”) matters begins at the top of our organization with the Board. The Board oversees our ESG strategy, policies, and initiatives. In addition, we have established a management-level ESG working group, including representatives from major business units, who are responsible for identifying ESG priorities as well as assessing and monitoring key performance indicators within the appropriate ESG Related frameworks.

We remain focused on ESG matters and recognize the importance of understanding the social and environmental impact of our activities on all of our stakeholders, including investors, employees, customers, and the communities we serve. We also acknowledge the potential impact of ESG matters on our long-term strategy and operations. We expect that our developing ESG strategy will align with the nature and scale of our business and the evolution of ESG standards and trends in our industry, and will incorporate insight on key ESG issues derived from shareholder engagement.

In 2023, the Company’s ESG working group continued to collaborate with an external consultant as part of its strategy to further the Company’s ESG priorities and initiatives. Headlining these efforts in 2023 was the issuance of our inaugural ESG report, which showcased our key ESG highlights achieved during 2022. Additional efforts in 2023 included continued monitoring and analysis of the Company’s performance on major ESG ratings, as well as proactive outreach to both rating agencies and investors with respect to the Company’s progress on key ESG matters. For more information, please see our 2022 ESG Report by accessing the Investor Relations link under the About Us category on the Rockland Trust website (http://www.rocklandtrust.com) under Environmental, Social, and Governance (ESG).

Anti-Hedging and Anti-Pledging Policy

Our insider trading policy expressly prohibits:

•Any director, officer, or employee of the Company or of Rockland Trust from, directly or indirectly, engaging in any transaction that is designed to or has the effect of hedging or offsetting or profiting from any decrease in the market value of the Company’s stock, including transactions involving prepaid variable forward contracts, equity swaps, collars, exchange funds, short sales, puts, calls, or other derivative securities; and

•Any director or executive officer from either pledging Company stock or from holding Company stock in a margin account without the prior permission of the Company’s General Counsel or the General Counsel’s designee.
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Board Leadership Structure, Executive Sessions and Oversight of Risk Management

The Board has appointed an independent director as its Chair and believes that structure segregates the Board’s oversight role from management. The Board oversees the Chief Executive Officer and other management of the Company and Rockland Trust to ensure that the long-term interests of shareholders are being served through 12 regularly scheduled meetings and one all-day strategic planning meeting with management each year, and additional meetings when necessary or advisable. At these meetings, the Board reviews reports on the management and performance of the Company and Rockland Trust, including reports regarding liquidity, interest rate risk, credit quality, loan loss provision, regulatory compliance, and other risks. During each regularly-scheduled Board meeting, our independent non-employee directors meet in executive session, without the Chief Executive Officer or any other member of management present. Our Chair presides at these sessions. The Board also regularly meets with the Chief Executive Officer alone to discuss topics without other members of management present.

The Board has also established the Board committees described below which regularly meet and report back to the Board on the responsibilities delegated to them. Each Board committee has the authority to engage outside experts, advisors, and counsel if needed to assist the committee in its work. During each meeting committees have the opportunity to hold executive sessions without the Chief Executive Officer or any other member of management present.

The Board has approved an Enterprise Risk Management Policy to state the Company’s goals and objectives in identifying, measuring, and managing risks associated with the Company’s current and near future anticipated size and complexity. Management is responsible for comprehensive enterprise risk management, and continually strives to adopt and implement practices that strike an appropriate balance between risk and reward and permit the achievement of strategic goals in a controlled environment. The Board, with the assistance of its Risk Committee, oversees management’s enterprise risk management practices.

The Company has implemented the “three lines of defense” enterprise risk management model. The first line of defense is comprised of the executives in charge of business units, operational areas, and corporate functions who, sometimes assisted by management committees, teams, and working groups, own and manage risks. The second line of defense monitors and provides risk management advice across all risk domains, and is comprised of the enterprise risk department, with oversight from the Chief Risk Officer, who reports to the Chief Executive Officer. The third line of defense is independent assurance performed by the Chief Internal Auditor, who reports to the Audit Committee, supported by the Company’s internal audit department.

In addition to its general oversight role, the Board also: selects, evaluates, and compensates, upon recommendation of the Compensation Committee, the Chief Executive Officer and oversees Chief Executive Officer succession planning; reviews, monitors, and, when necessary or appropriate, approves fundamental financial and business strategies and major corporate actions; assesses major risks facing the Company or Rockland Trust and options for their mitigation; and seeks to maintain the integrity of financial statements and the integrity of compliance with law and ethics of the Company and Rockland Trust.

Shareholder Communications to Board

The Board will give appropriate attention to written communications on issues that shareholders submit and will respond as appropriate. Absent unusual circumstances or as expressly contemplated by committee charters, the General Counsel of the Company will (1) be primarily responsible for monitoring communications from shareholders and (2) provide copies or summaries of shareholder communications to the Board as the General Counsel considers appropriate.

Communications will be forwarded to all directors or specified individual directors if they relate to substantive matters and include suggestions or comments that the General Counsel of the Company considers to be appropriate for Board consideration. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded to directors for review.
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Shareholders who wish to send communications to the Board should submit them, in writing, to Patricia M. Natale, Executive Vice President and General Counsel, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370.

Shareholder Director Nominations and Recommendations

The Company’s By-Laws require shareholders to submit advance notice of director nominations to the Company not less than 75 days nor more than 125 days prior to the anniversary date of the immediately preceding annual meeting (i.e., for the Company’s 2025 annual meeting, not later than March 2, 2025 or earlier than January 11, 2025). The notice of nomination must set forth the name, age, business address, residence address, occupation, and amount of common stock held by the director nominee, as well as the written consent of the nominee to serve if elected. The notice of nomination must also include the shareholder’s name, record address, and amount of common stock held by the shareholder. The shareholder must also provide certain additional information, as set forth in the Company’s By-Laws. Shareholders should submit any director nominations, in writing, to Patricia M. Natale, Executive Vice President and General Counsel, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370.

In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than Company nominees must, in addition to complying with the requirements under our by-laws, provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, no later than March 17, 2025.

The Nominating Committee also considers recommendations for director nominees submitted by shareholders. The Nominating Committee will, as stated in its charter, review any director nominations that shareholders submit to determine if the nominees satisfy the following criteria set forth in the Board’s Governance Principles with respect to qualifications for directors:

•Directors should, as a result of their occupation, background, and/or experience, possess a mature business judgment that enables them to make a positive contribution to the Board. Directors are expected to bring an inquisitive and objective perspective to their duties. Directors should possess, and demonstrate through their actions on the Board, exemplary ethics, integrity, and values.

•Directors will be ineligible to continue to serve on the Board once they attain the age of 72. Directors who attain the age of 72 during their elected term as a Director will retire from the Board upon reaching the age of 72.

•Director ownership of the Company’s common stock is strongly encouraged and Directors are required to comply with the Company’s Director Stock Ownership Guidelines. Please refer to the section entitled “Stock Ownership and Other Matters” in this proxy statement for more information about the amount of common stock owned by our Directors.

•While familiarity with the communities that Rockland Trust serves is one factor to be considered in determining if an individual is qualified to serve as a Director, it is not a controlling factor. It is the sense of the Board, however, that a significant portion of the Directors should represent or be drawn from the communities that Rockland Trust serves.

•Customers of Rockland Trust, if otherwise qualified, may be considered for Board membership. A customer relationship, however, will be a secondary criteria considered in evaluating a Director candidate in addition to other relevant considerations.

Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the Board for an extended period of time. Directors should offer their resignation in the event of any significant change in circumstances that renders them incapable of performing their duties.

Independent Bank Corp. 2024 Proxy Statement - 18

Shareholder Proposals for Next Annual Meeting

If you wish to submit a proposal for inclusion in the proxy statement for the 2025 Annual Meeting, you need to follow the procedures outlined in Rule 14a-8 of the Exchange Act. Any shareholder who wishes to submit a proposal for inclusion in the proxy statement for the 2025 Annual Meeting will be required, pursuant to Rule 14a-8, to deliver the proposal to the Company no later than December 4, 2024.

For business to be brought before next year’s annual meeting by a shareholder (other than a proposal submitted in accordance with Rule 14a-8), you must give timely notice to the Company, which must be delivered to or mailed and received at the principal executive offices of the Company not less than 75 nor more than 125 days prior to the anniversary date of the immediately preceding annual meeting (i.e., not later than March 2, 2025 or earlier than January 11, 2025) and must otherwise satisfy the requirements set forth in the Company’s By-Laws. Please forward any shareholder proposals or notices of business, in writing, to Patricia M. Natale, Executive Vice President and General Counsel, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370.

Director Attendance at Annual Shareholder Meeting and Meetings of the Board and its Committees

It is our policy that, to the extent possible, all directors attend the annual shareholder meeting. All directors who were then serving on the Board attended last year’s annual shareholder meeting.

During 2023, the Boards of Directors of the Company and Rockland Trust had 14 concurrent meetings.

The Boards of Directors of the Company and Rockland Trust each has a standing Executive, Audit, Compensation, Risk, and Nominating Committees. The Rockland Trust Board of Directors also has a standing Trust Committee.

All Board committees operate under a written charter approved by the applicable Board that describes the committee’s role and responsibilities. The charter for each Board committee may be viewed by accessing the Investor Relations link under the About Us category on the Rockland Trust website (http://www.rocklandtrust.com) under Governance Documents.
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The current1 membership of each of our standing Board committees is shown in the table below.

Name	Executive	Audit	Compensation	Nominating	Risk	Trust
Donna L. Abelli	☒		¤	¤	¤
Michael P. Hogan	¤		¤	¤
Mary L. Lentz		¤				☒
Eileen C. Miskell		☒	¤		¤
John J. Morrissey				☒	¤	¤
James O’Shanna Morton				¤
Gerard F. Nadeau	¤
Daniel F. O’Brien		¤	☒
Susan Perry O’Day	¤				¤
Scott K. Smith						¤
Jeffrey J. Tengel	¤
Thomas R. Venables	¤				☒
Total Meetings Held In 2023	0 meetings	4 meetings	12 meetings	6 meetings	7 meetings	4 meetings

☒     Chairman of Committee
¤ Committee Member

During 2023, all directors attended at least 75% of the meetings of the Board and committees on which they served.

Director Compensation

Non-employee directors receive both cash and equity compensation as described below. Board compensation is reviewed by comparison to peer institutions using publicly available information. Director compensation is designed to attract and retain persons who are well qualified to serve as directors.

Director Cash Compensation

Non-employee directors receive cash compensation in the form of annual retainers and meeting fees for any committee meetings. Total cash director compensation varies depending on if a director served as Chair of the Board or as a member of one of its committees. Cash compensation is paid to each non-employee director in arrears, quarterly, in an amount equal to one-fourth of the annual retainer plus the committee meeting fees then due.

1 Effective April 1, 2024, the Board approved certain changes in our committee composition. Ms. Lentz will join the Risk Committee. Ms. Miskell and Ms. Abelli will step off the Risk Committee. The size of our Risk Committee will be reduced to four members. Mr. Morton will become Chair of the Trust Committee, replacing Ms. Lentz.
Independent Bank Corp. 2024 Proxy Statement - 20

    The actual annual retainers earned by our non-employee directors for 2023 service are set forth in the table below.

Position	Annual Retainer
Chair of Board	$113,000
Chair of Executive Committee	$75,000
Chair of Audit Committee	$71,000
Chair of Compensation Committee	$66,000
Chair of Nominating & Governance Committee	$66,000
Chair of Risk Committee	$66,000
Chair of Trust Committee	$66,000
All Other Board Members	$63,000

The Chair of the Board's annual retainer included a differential amount for assuming the role of Chair of the Executive Committee upon the previous chair’s retirement. In addition to the $113,000 annual retainer, our Board Chair was paid an additional $6,000 in 2023 for her work on CEO succession planning efforts during 2022.

Separate Board meeting fees are included in the 2023 annual retainer. Committee meeting fees for 2023 service were $1,450 per committee meeting for the Audit Committee and the Risk Committee and $1,250 per meeting for all other Board committees.

Based on an analysis of peer group data and other relevant factors, the Board accepted the recommendation of the Compensation Committee and voted to approve, effective as of January 1, 2024, the replacement of committee meeting fees with an annual cash retainer for non-executive directors as follows:

Position	Annual Retainer
Chair of Board	$105,000
Directors	$65,000

Board Committee Chair Position	Annual Retainer
Chair of Audit Committee	$17,000
Chair of Compensation Committee	$17,000
Chair of Executive Committee	$17,000
Chair of Nominating & Governance Committee	$10,500
Chair of Risk Committee	$17,000
Chair of Trust Committee	$10,500

Board Committee	Annual Retainer
Audit Committee	$9,000
Compensation Committee	$13,000
Executive Committee	$5,000
Nominating & Governance Committee	$6,500
Risk Committee	$9,000
Trust Committee	$6,500

No annual retainer or meeting fees are paid to any director who is an employee of the Company or Rockland Trust.

Independent Bank Corp. 2024 Proxy Statement - 21

Director Deferred Compensation Program

The Company has established the 2019 Nonqualified Deferred Compensation Plan for Non-Employee Directors (the “Deferred Compensation Program”) to permit non-employee directors who choose to participate to defer all or a portion of their cash compensation.

Participating directors may defer all or a portion of their cash compensation into a choice of diversified investment portfolios comprised of stocks, bonds and cash. Participating directors will receive cash distributions following their departure from the Board. None of the Company’s non-employee directors chose to defer their cash compensation during fiscal year 2023.

Director Equity Compensation

In May 2018, the Company’s shareholders approved the 2018 Non-Employee Director Stock Plan (the “2018 Director Stock Plan”), which provides that:

On the third business day following the day of each annual shareholder meeting, each non-employee director who serves on the Board of the Company and/or Rockland Trust at any point during the calendar year of that annual meeting shall be granted either (A) a restricted stock award in an amount of shares of common stock not to exceed 1,500 shares of common stock which shall vest immediately upon grant, (B) a non-statutory stock option to purchase not more than 3,000 shares of common stock, which shall be immediately exercisable, or (C) a combination of such restricted stock awards and non-statutory stock options. Such awards shall be made subject to the discretion of the Compensation Committee as set forth in the 2018 Director Stock Plan.

In May 2023, each non-employee director was granted, pursuant to the 2018 Non-Employee Director Stock Plan, a restricted stock award for 1,241 shares of common stock, which vested immediately upon grant.

Director Stock Ownership Guidelines

The Company has established stock ownership guidelines for directors. Under those guidelines directors are required to own Company common stock with a value at least five times the Director’s annual cash retainer. Directors have five years after joining the Board to satisfy the guidelines. The following are counted towards an individual’s ownership: shares directly held by the individual and those held jointly with another person, stock held in a retirement or deferred compensation account, unvested time-based restricted shares, and stock held in a trust of which the individual is both trustee and beneficiary. Unexercised stock options (whether or not vested) are not counted towards the ownership requirement. Each of our directors currently satisfies our stock ownership guidelines as of the date of this proxy statement. Information about the stock ownership of our directors as of December 31, 2023 is provided in the table below entitled “Stock Ownership and Other Matters.”

Independent Bank Corp. 2024 Proxy Statement - 22

Director Compensation Table

The following table summarizes the cash, equity and other compensation paid to non-employee directors who served during 2023:

Director Compensation Table

					Change in
					Pension
				Non-	Value and
	Fees			Equity	Nonqualified
	Earned			Incentive	Deferred
	or Paid	Stock	Option	Plan	Compensation	All Other
Name	in Cash (1)	Awards (2) (3)	Awards (2) (3)	Compensation	Earnings	Compensation	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Donna L. Abelli	$151,650	$60,005	$—	$—	$—	$—	$211,655
Warren Q. Fields (4)	$26,250	$—	$—	$—	$—	$—	$26,250
Michael P. Hogan	$78,000	$60,005	$—	$—	$—	$—	$138,005
Kevin J. Jones (5)	$26,250	$—	$—	$—	$—	$—	$26,250
Mary L. Lentz	$76,800	$60,005	$—	$—	$—	$—	$136,805
Eileen C. Miskell	$101,950	$60,005	$—	$—	$—	$—	$161,955
John J. Morrissey	$88,650	$60,005	$—	$—	$—	$—	$148,655
James O’Shanna Morton	$69,250	$60,005	$—	$—	$—	$—	$129,255
Daniel F. O’Brien	$86,800	$60,005	$—	$—	$—	$—	$146,805
Susan Perry O’Day	$68,800	$60,005	$—	$—	$—	$—	$128,805
Scott K. Smith	$66,750	$60,005	$—	$—	$—	$—	$126,755
Thomas R. Venables	$76,150	$60,005	$—	$—	$—	$—	$136,155
(1) Column (b) reflects the total fees earned or paid in cash for non-employee directors.
(2) The assumptions used in the valuation for the awards reported in the Stock Awards column (column (c)) can be found in the Stock-Based Compensation section of the Notes to Consolidated Financial Statements filed as part of the Company’s 2023 Annual Report on Form 10-K.
(3) The amounts in column (c) represent the grant date fair value of the restricted stock awards granted to non-employee directors calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”), excluding the impact of estimated forfeitures. No director awards were forfeited during the year. As of December 31, 2023, the aggregate number of restricted stock awards and stock option awards held by each non-employee director is reflected in the table below. There were no outstanding unvested restricted stock awards or stock option awards held by any non-employee director as of December 31, 2023.

Name	Aggregate Outstanding Vested Stock Option Awards per Director
Michael P. Hogan and Mary L. Lentz	5,000
(4) Effective May 18, 2023, Mr. Fields voluntarily resigned from the Board of Directors.
(5) Effective March 20, 2023, Mr. Jones retired from the Board of Directors upon reaching the age of 72, the mandatory retirement age established by our Governance Principles.

Independent Bank Corp. 2024 Proxy Statement - 23

Report of the Audit Committee2

Each member of the Audit Committee is “independent” as defined under Section 10A(m)(3) of the Exchange Act, SEC rules and regulations, and Nasdaq rules. In addition, the Board has determined that Eileen C. Miskell, CPA, Chair of the Audit Committee, and Daniel F. O’Brien, CPA each qualify as an “Audit Committee financial expert” as defined in SEC regulations.

The Audit Committee operates under a written charter adopted and approved by the Board. The Audit Committee charter sets forth the audit services, audit-related services, and tax services which the Audit Committee has pre-approved our independent registered public accounting firm to perform up to a maximum fee of $25,000 and the authority which the Board has granted to the Audit Committee chair to pre-approve the performance of any services by our independent registered public accounting firm in the interval between Audit Committee meetings. The current Audit Committee charter may be viewed by accessing the Investor Relations link under the About Us category on the Rockland Trust website (http://www.rocklandtrust.com) under Governance Documents.

The Audit Committee is responsible for providing independent, objective oversight of our audit process and for monitoring our accounting, financial reporting, data processing, regulatory, and internal control functions. One of the Audit Committee’s primary responsibilities is to enhance the independence of the audit function, thereby furthering the objectivity of financial reporting. Accordingly, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm, who must report directly to the Audit Committee. The Audit Committee is directly responsible for fee negotiations with our independent registered public accounting firm. The topics which the Audit Committee discusses with our independent registered public accounting firm include financial results and reporting, the testing and evaluation of internal controls, and risk management, technology, tax, and legal matters. The Audit Committee regularly meets privately with our independent registered public accounting firm, which has unrestricted access to the Audit Committee. The other duties and responsibilities of the Audit Committee are to: (1) oversee and review our financial reporting process and internal control systems; (2) evaluate our financial performance, as well as our compliance with laws and regulations; (3) oversee management’s establishment and enforcement of financial policies; and (4) provide an open avenue of communication among the independent registered public accounting firm, financial and senior management, the internal audit department and the Board, including the resolution of any disagreements that may arise regarding financial reporting.

The Audit Committee has:

•received the written disclosures and letter from EY required by the Public Company Accounting Oversight Board, has discussed the independence of EY and considered whether the provision of non-audit services by EY is compatible with maintaining auditor independence, and has satisfied itself as to the independence of EY;

•reviewed and discussed our audited, consolidated financial statements for the fiscal year ended December 31, 2023 with our management and EY, including a discussion of the quality and effectiveness of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

•discussed the matters required by the applicable standards of the Public Company Accounting Oversight Board with EY, including the process used by management in formulating particularly sensitive accounting estimates and the basis for the conclusions of EY regarding the reasonableness of those estimates; and

•met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting.

Based on the review and discussions noted above, the Audit Committee recommended to the Company’s Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.
Submitted by:
Eileen C. Miskell, CPA, Chair
Daniel F. O’Brien, CPA
Mary L. Lentz
Audit Committee
Independent Bank Corp.
2 This report, and the Compensation Committee report below, shall not be deemed incorporated by reference into any of our previous filings with the SEC and shall not be deemed incorporated by reference into any of our future SEC filings irrespective of any general incorporation language in them.
Independent Bank Corp. 2024 Proxy Statement - 24

Compensation Committee Interlocks and Insider Participation

Directors Abelli, Hogan, Jones, Miskell, and O’Brien served as members of the Compensation Committees of the Company and Rockland Trust during the last fiscal year. Director Jones retired from our Board on March 20, 2023. No current or former officer or other employee of the Company or Rockland Trust served on the Compensation Committees of the Company or Rockland Trust. No director or executive officer of the Company or Rockland Trust served on the Compensation Committee or the board of directors of any other entity, one of whose executive officers served on the Compensation Committee or the Board of the Company or Rockland Trust. No member of the Compensation Committee of the Company or Rockland Trust had any relationship with the Company or Rockland Trust since January 1, 2023 requiring disclosure under Item 404 of Regulation S-K under the Exchange Act.

Related Party Transactions

Since January 1, 2023, neither the Company nor Rockland Trust has been a party to any transaction or series of transactions in which the amount involved exceeded $120,000 and any director, executive officer, or holder of more than 5% of our stock, or any member of the immediate family of any such person, had or will have a direct or indirect material interest.

Pursuant to various regulatory requirements and other applicable law, the Board of Rockland Trust must approve certain extensions of credit, contracts, and other transactions between Rockland Trust and any director or executive officer. The Board of Rockland Trust has adopted a written policy, and Rockland Trust has established written procedures, to implement these requirements which state, in essence, that any transaction between Rockland Trust and any director or executive officer, or any of their immediate family members must be made on terms comparable to those which Rockland Trust would reach with an unrelated, similarly situated third-party and must be approved in advance by the Board of Rockland Trust. Rockland Trust’s General Counsel and Rockland Trust’s designated Federal Reserve Bank Regulation O officer share responsibility for oversight and implementation of the Board policy and Rockland Trust procedures for review of related party transactions, which are typically applied to extensions of credit and any other financial transaction of a material nature between Rockland Trust and any director or executive officer. Any director or executive officer involved in such a transaction leaves the meetings while the Board considers and votes upon the transaction.

Some of the directors and executive officers of the Company, as well as members of their immediate families and the companies, organizations, trusts, and other entities with which they are associated are, or during 2023 were, also customers of Rockland Trust in the ordinary course of business, or had loans outstanding during 2023. It is anticipated that they and their associates will continue to be customers of and be indebted to Rockland Trust in the future. All customer relationships with and loans to directors, executive officers, and their associates were in the ordinary course of business. All loans to directors, executive officers, or their associates did not involve more than normal risk of collectability or present other unfavorable features, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with unaffiliated persons and, where required by applicable law, were approved in advance by the Rockland Trust Board. No loans to directors, executive officers, or their associates are nonperforming.

Director Independence

Nasdaq rules, and our Governance Principles, require that at least a majority of our Board be composed of “independent” directors. The following two directors are the only directors not currently considered “independent”: Mr. Tengel, the President and Chief Executive Officer (“CEO”) of the Company and the CEO of Rockland Trust, and Mr. Nadeau, the President of Rockland Trust.

Independent Bank Corp. 2024 Proxy Statement - 25

All other current directors of the Company and of Rockland Trust are “independent” within the meaning of both the Nasdaq rules and our own Governance Principles. Accordingly, ten of the twelve directors who currently serve on the Board are “independent” directors. The Board considered any transactions, relationships, or arrangements disclosed by directors and/or noted in the records that Rockland Trust maintains in the ordinary course of business, including the customer relationships and indebtedness described above, when determining director independence.

No directors are members of the board of directors of any other publicly traded company. Our Governance Principles require our directors to devote sufficient time to carrying out their duties and responsibilities effectively, to be committed to serve on the Board for an extended period of time, and to offer their resignation in the event of any significant change in circumstances that renders them incapable of performing their duties.

EXECUTIVE OFFICER INFORMATION

Executive Officers

The following individuals are the current executive officers of the Company and/or Rockland Trust. For purposes of this proxy statement the ages of executive officers have been computed as of our meeting date.

Jeffrey J. Tengel: Mr. Tengel, 61, joined the Company as Chief Executive Officer and President of the Company and Chief Executive Officer of Rockland Trust in February of 2023. Prior to joining the Company and Rockland Trust, he served as Senior Executive Vice President, Head of Commercial Specialty Banking at M&T Bank from April 2022 to February 2023. Before M&T’s acquisition of People’s United Financial in April 2022, Mr. Tengel was President of People’s United from May 2018 to April 2022 where he was responsible for commercial banking, retail banking, and wealth management. He joined People’s United in 2010 from PNC Bank where he served as Executive Vice President. Mr. Tengel currently serves on the Board of Directors of FamilyAid, Massachusetts Business Roundtable and The New England Council. He previously served on the Board of Trustees at Quinnipiac University, Wakeman Boys & Girls Club, Kolbe Cathedral High School and Bridgeport Hospital. Mr. Tengel received his Bachelor of Science degree in accounting from Marquette University and his Master’s Degree in Business Administration from the Weatherhead School of Management at Case Western Reserve University.

Jeffrey J. Tengel Chief Executive Officer and President of the Company and Chief Executive Officer of Rockland Trust Since February 2023

Gerard F. Nadeau: Mr. Nadeau, 65, was named the President of Rockland Trust in 2017. Mr. Nadeau previously served as the Executive Vice President, Commercial Lending of Rockland Trust since 2007. Mr. Nadeau has worked at Rockland Trust in a variety of capacities since 1984, serving as a Senior Vice President of Commercial Lending from 1992 until 2007. Mr. Nadeau’s community activities include: board member of Southeastern Massachusetts Economic Development Corporation and of the Southeastern Massachusetts Affordable Housing Group, long time member of the Board of Directors of the Metro South Boys & Girls Club, President and board member of the Montello Affordable Housing Corp., member of the Executive Committee for development at Stonehill College, member of the Board of Directors and Executive Committee of the Old Colony YMCA, member of the Board of Directors of the Boston Chamber of Commerce, the Chunilal Initiative and New Beginnings for Families Inc and trust advisor of the Shields Foundation. Mr. Nadeau holds a Bachelor’s Degree in Business from Bentley University.

Gerard F. Nadeau President of Rockland Trust Since 2017

Independent Bank Corp. 2024 Proxy Statement - 26

Mark J. Ruggiero: Mr. Ruggiero, 46, was appointed Chief Financial Officer in 2019 for the Company and Rockland Trust and in March 2023, was appointed to the additional role of Executive Vice President, Consumer Lending of Rockland Trust. With over 20 years of experience in financial services, Mr. Ruggiero joined the Company and Rockland Trust in 2009, and served as the Bank’s Controller and Principal Accounting Officer from 2013 to 2019 and held the Principal Accounting Officer role from 2019 until March 2023. He is a certified public accountant and prior to joining Rockland Trust, he was a manager at Vitale, Caturano & Co., where he provided both accounting and tax services to a number of clients across all major industries. Mr. Ruggiero is a member of the Massachusetts Society of CPAs and the American Institute of CPAs. He is also a trustee of the Massachusetts Taxpayers Foundation. Mr. Ruggiero is a graduate of Bentley University and holds a Bachelor of Science in Accountancy.

Mark J. Ruggiero Chief Financial Officer of the Company and of Rockland Trust Since 2019 Executive Vice President, Consumer Lending of Rockland Trust Since March 2023

Maria Harris: Ms. Harris, 53, has served as Chief Human Resources Officer for Rockland Trust since 2017. Prior to that time, Ms. Harris worked at Rockland Trust in a variety of capacities since 2003, most recently as Vice President, Director of Employment and Colleague Relations with responsibility for recruitment, employee relations, performance management, policy development, diversity and inclusion, compensation analysis, and Rockland Trust’s wellness initiative. Ms. Harris has over two decades of Human Resources experience and worked for Scudder Investments prior to joining Rockland Trust. Ms. Harris is a member of the Board of Directors of Morgan Memorial Goodwill Industries in Boston, Massachusetts and a member of the Board of Directors of Signature Healthcare in Brockton, Massachusetts. Ms. Harris earned the distinction of Senior Professional in Human Resources designation and a Bachelors of Arts from Bridgewater State University.

Maria Harris Executive Vice President Chief Human Resources Officer of Rockland Trust Since 2017

Dawn A. Mugford: Ms. Mugford, 53, was appointed as Chief Risk Officer of the Company and of Rockland Trust in August 2022. Prior to joining the Company and Rockland Trust, Ms. Mugford was the Senior Vice President and Director of Operational Risk Management, Corporate Security, and Investigations at Eastern Bank from October 2018 until July 2022. Prior to that, she worked at UNUM Insurance as the Director of Policies, Procedures and Quality Review from January 2017 to October 2018. Previously, she served as SVP and Director of Credit Risk Management for TD Bank after working with TD Bank’s parent company, TD Bank Group, in Canada for over 23 years in the areas of risk, audit, credit, portfolio review, and finance as well as assisting with the due diligence of US acquisitions. Ms. Mugford has volunteered with a number of organizations including the United Way, Junior Achievement, the Maine Cancer Society, the Arthritis Society, the Red Cross, Tri-For-A-Cure, the Pan-Mass Challenge and Tri-Maine. Ms. Mugford earned her Bachelor of Business Administration from Wilfrid Laurier University in Canada.

Dawn A. Mugford Executive Vice President Chief Risk Officer of the Company and of Rockland Trust Since 2022

Independent Bank Corp. 2024 Proxy Statement - 27

Patricia M. Natale: Ms. Natale, 58, was appointed as General Counsel of the Company and of Rockland Trust in May 2023. Ms. Natale also serves as a director of the Rockland Trust Charitable Foundation. Ms. Natale oversees a legal team responsible for managing the legal affairs of the Company and Rockland Trust and its subsidiaries. She also serves as the primary legal advisor to the Board of Directors, the Chief Executive Officer, the Chief Financial Officer, the Chief Human Resources Officer, and all other members of the management team. She is also responsible for serving as Corporate Secretary to the Boards of Directors of the Company and Rockland Trust, directing all Board matters and governance activities for the Company, Rockland Trust and its subsidiaries, and has served as Corporate Secretary since 2020. Ms. Natale served as Deputy General Counsel from November 2016 until her appointment as General Counsel in May 2023. Prior to joining the Company and Rockland Trust, Ms. Natale served as a senior member of the legal teams at two different public companies. She began her career at Bingham, Dana & Gould LLP in the corporate and transactional group. Ms. Natale is an active member of the ABA General Counsel Peer Group and the MBCA General Counsel Peer Group. She also participates in the Boston chapter of the Association of Corporate Counsel. She is a member of the American Bar Association, the Massachusetts Bar Association and the Boston Bar Association. She is the Executive sponsor of the Bank’s Pride LGBTQ+ employee resource group. Ms. Natale received her Bachelor of Arts in English from the University of Massachusetts/Boston and her J.D from the University of Pennsylvania Law School.

Patricia M. Natale Executive Vice President General Counsel and Corporate Secretary of the Company and of Rockland Trust Since May 2023

Kathryn O’Malley: Ms. O’Malley, 61, was appointed as Executive Vice President and Chief Credit Officer in January 2023. Prior to that, she was appointed as Chief Credit Officer of Rockland Trust in April 2019. Ms. O’Malley oversees credit risk management, loan structuring, approval, work out, appraisal, and environmental risk mitigation for the organization. Ms. O’Malley joined the Bank in September of 2009. Prior to that, she spent nine years as an independent consultant completing commercial loan structuring and analysis for regional banks. Additionally, she worked for over a decade in the commercial banking division of BankBoston, and subsequently U.S. Trust. Ms. O’Malley received her Bachelor of Arts in Mathematics and Economics from Wheaton College and her Masters of Finance from Boston College.

Kathryn O’Malley Executive Vice President Chief Credit Officer of Rockland Trust Since January 2023

Lee C. Powlus: Mr. Powlus, 64, was appointed Chief Technology and Operations Officer of Rockland Trust in September 2023. Mr. Powlus is responsible for leveraging his in-depth experience and business acumen to lead Rockland Trust’s technology, operations, data security, project management, and knowledge management strategies. Prior to joining Rockland Trust, Mr. Powlus served as the Senior Executive Vice President and Chief Administrative Officer at People’s United Bank, a $65 billion community-based regional bank headquartered in Connecticut which was acquired by M&T Bank. At People’s, he oversaw all operational and technical aspects of the company including technology, operations, information/cyber security, project management, digital, and real estate services. During that time, Mr. Powlus focused on building critical infrastructure to support strategic innovation while ensuring platforms and services operated safely and securely. Prior to his work at People’s, he led the Information Technology team at Chittenden Corporation, an $8 billion commercial bank in Vermont. Mr. Powlus earned his Bachelor of Science in Business Administration, Management and Operations as well as his Master of Business Administration from the University of Vermont.

Lee C. Powlus Executive Vice President Chief Technology and Operations Officer of Rockland Trust Since September 2023

Independent Bank Corp. 2024 Proxy Statement - 28

James Rizzo: Mr. Rizzo, 61, was appointed as Chief Commercial Banking Officer of Rockland Trust in January 2023. Mr. Rizzo is responsible for leading the Company’s commercial loan generation strategies. Before being appointed to the Bank’s Executive Leadership Team, Mr. Rizzo was Senior Vice President, Regional Commercial Banking Manager managing the lending and sales activities for a large group of commercial lenders covering south and north of Boston, Massachusetts, Rhode Island, and Connecticut. He joined Rockland Trust after it acquired Slade’s Ferry Bank, where he served as Chief Lending Officer in 2008. Prior to that, Mr. Rizzo worked as a Senior Vice President of Bank of America for over 17 years. Mr. Rizzo also serves on the Board of YMCA South Coast as well as the Board of New England CDC. Mr. Rizzo earned his Bachelor of Arts in Finance from Rhode Island College.

James Rizzo Executive Vice President Chief Commercial Banking Officer of Rockland Trust Since 2023

The term of office of each executive officer of the Company extends until the first meeting of our Board following the annual meeting of our shareholders and/or until his/her earlier termination, retirement, resignation, death, or disqualification. There are existing employment agreements with Mr. Tengel, Mr. Nadeau, Mr. Ruggiero and Ms. Harris. Ms. Natale, Ms. O’Malley, Mr. Powlus and Mr. Rizzo are each participants in the Independent Bank Corp. Key Executive Change in Control Severance Plan and the Independent Bank Corp. Key Executive Severance Plan.

Relationship Between Compensation Policies And Risk

The Company periodically uses variable cash incentive compensation programs and/or plans, and performance-based restricted stock awards, to reward and incent employee performance and retain top talent. We perform a detailed financial analysis of any potential cash incentive compensation program or plan, or performance-based restricted stock award, prior to approval. Our cash incentive programs and plans and performance-based restricted stock awards typically establish maximum award caps. Cash incentive programs and plans typically evaluate whether risk management and compliance results are satisfactory in determining whether to make an award, and reserve the ability to lower any cash award otherwise payable to zero in the sole discretion of management (and in the sole discretion of the Board, in the event of programs or plans applicable to executive officers). The Compensation Committee approves and reports to the Board any cash incentive compensation program or plan of a material nature, or performance-based restricted stock award. The Company does not believe that the incentive compensation or other policies and practices of the Company or of Rockland Trust are reasonably likely to have a material adverse effect on the Company.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis that immediately follows this report with management and, based upon that review and discussion, has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and, through incorporation by reference, also in our Annual Report on Form 10-K.

Submitted by:
Daniel F. O’Brien, Chair
Donna L. Abelli
Michael P. Hogan
Eileen C. Miskell
Compensation Committee
Independent Bank Corp.

Independent Bank Corp. 2024 Proxy Statement - 29

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes our process for creating compensation programs, our executive compensation philosophy and programs, and matters considered when making compensation decisions for our named executive officers. Our named executive officers for fiscal 2023 are:

Executive Officer	Title
Jeffrey Tengel	Current Chief Executive Officer and President of the Company*
Christopher Oddleifson	Former Chief Executive Officer and President of the Company*
Mark J. Ruggiero	Chief Financial Officer of the Company and of Rockland Trust and Executive Vice President, Consumer Lending of Rockland Trust
Gerard F. Nadeau	President of Rockland Trust
Maria Harris	Executive Vice President and Chief Human Resources Officer of Rockland Trust
James Rizzo	Executive Vice President and Chief Commercial Banking Officer of Rockland Trust
Barry H. Jensen	Former Chief Technology and Operations Officer of the Company and of Rockland Trust**

*On February 6, 2023 Mr. Oddleifson stepped down as our Chief Executive Officer and Mr. Tengel assumed the CEO role. In connection with the CEO transition, we entered into an Employment Agreement with Mr. Tengel and a Succession and Consulting Services Agreement with Mr. Oddleifson, which are summarized below under “Employment Agreements.” Mr. Oddleifson served in an executive advisory role through July 8, 2023, when he retired. Mr. Oddleifson served as a consultant to the Company through December 31, 2023. As a result of the agreement signed by Mr. Oddleifson in connection with the CEO transition the only 280G tax gross up provision in our executive compensation program was eliminated upon Mr. Oddleifson’s July 8, 2023 retirement. Mr. Oddleifson’s voluntary separation did not trigger any entitlement to severance payments under his employment agreement.

**Effective August 21, 2023, Mr. Jensen ceased serving as the Chief Technology and Operations Officer of the Company. Mr. Jensen’s separation from employment constituted a termination without cause for purposes of his Employment Agreement with Rockland Trust Company, dated as of September 5, 2013.

Executive Compensation Summary

We have designed our executive compensation program to attract, retain, and motivate our named executive officers to achieve operating goals and strategic objectives. We use a pay-for-performance approach that aligns the interests of our named executive officers with shareholders and creates long-term shareholder value. Our executive compensation program typically has four primary elements: base salary, annual cash incentive compensation, long-term equity-based compensation, and benefits.

Independent Bank Corp. 2024 Proxy Statement - 30

This chart summarizes characteristics of base salary, annual cash incentive compensation, and long-term equity compensation:

Compensation Elements	Base Salary	Annual Cash Incentive	Restricted Stock Awards	Performance-Based Awards

	Fixed	Variable, At-Risk

Recipients	All Named Executive Officers

When Granted	Reviewed Annually	Annually

Form	Cash		Equity

Type	Short-term Incentives		Long-term Incentives

Performance Period	Ongoing	One year	Vest ratably over period of up to 3 years	3-year performance period

How Determined	Compensation Committee judgment, based on peer comparison, performance, and outside compensation consultant recommendations	Based on achievement vs. peers and Company and individual performance	Number of shares awarded based on percentage of base salary and trailing 30-day volume-weighted average stock price	Quantitative based on achievement against targets

Performance Metrics	Prior-year performance evaluations	Operating Earnings per Share (1), Return on Assets, Return on Equity, Charge-offs, Non-Performing Assets	N/A	Return on Average Tangible Common Equity vs. Peers (2); Tangible Book Value
(1) Operating Earnings per Share is a non-GAAP measure. Please refer to the Annual Cash Incentive Compensation section of this Proxy Statement for further information, as well as the Company’s Annual Report on Form 10-K for a reconciliation of Net Operating Earnings to Net Income.
(2) Please refer to the Long-Term Equity Compensation section of this Proxy Statement for further information on this metric.

We establish base salaries at levels competitive to similar positions at peer institutions to provide the Company and Rockland Trust with the ability to attract and retain accomplished executives.

The use of variable annual cash incentive compensation is designed to provide a competitive cash payment opportunity based on both individual performance and the Company’s overall financial performance. The opportunity for a more significant award increases when both the Company and the employee achieve higher levels of performance. The Compensation Committee may also determine to award discretionary cash bonuses.

We grant equity awards under our long-term equity-based compensation incentive plan to select individuals, including our named executive officers, in the form of time based restricted stock, performance based restricted stock, and/or stock options. Equity awards link named executive officer financial outcomes to long-term shareholder returns and encourage named executive officer retention. We have not awarded stock options to named executive officers since 2011.

Independent Bank Corp. 2024 Proxy Statement - 31

In addition to base salary, cash incentives and equity compensation, the Company also offers a variety of benefits to remain competitive in the market. The Compensation Committee believes that benefits attract a high caliber management team and promote stability and leadership continuity. The Chief Executive Officer and certain named executive officers receive benefits, such as retirement programs, medical plans, life and disability insurance, use of company owned automobiles, and employment agreements.

On October 19, 2023, based upon the recommendation of the Compensation Committee, the Board of Directors adopted the Independent Bank Corp. Key Executive Change in Control Severance Plan (the “CIC Severance Plan”) and the Independent Bank Corp. Key Executive Severance Plan (the “Severance Plan”). Participants in these plans are determined by affirmative vote of the Compensation Committee. Executive officers who are not already subject to an individual Employment Agreement are covered by these plans. The collective purpose of these plans is to protect and enhance the best interests of the Company and its shareholders by attracting and retaining top talent with competitive benefits. The arrangements are designed to keep executive officers focused on pursuing all corporate transaction opportunities that are in the best interests of shareholders, regardless of whether those transactions may result in the executive’s own job loss. Corporate transaction activity may create uncertainty for critical executive talent. This uncertainty may create significant retention risk for a company. An executive with sufficient severance protection may be less likely to leave voluntarily to seek other employment in the face of transaction-related uncertainty.

The Compensation Committee strives to balance short-term and long-term Company performance and shareholder returns in establishing performance criteria. Performance criteria reflect: fiscal year budgets; strategic objectives; competitive peer performance; and, economic, regulatory, industry and other relevant factors. The Compensation Committee periodically reviews executive officer benefits to ensure they are competitive. The Compensation Committee evaluates executive compensation against performance criteria and competitive executive pay practices before determining changes in base salary, the amount of any incentive payments, discretionary bonuses, equity awards, and other benefits.

Compensation Committee - Composition and Responsibility

The Board has determined that all Compensation Committee members are independent directors in accordance with Nasdaq rules. Four directors served on the Compensation Committee during 2023: Director O’Brien, who currently serves as Chair, Director Abelli, Director Hogan and Director Miskell.

The Compensation Committee operates under a written charter approved by the Board that you may view by accessing the Investor Relations link under the About Us category on the Rockland Trust website (http://www.rocklandtrust.com) under Governance Documents. The Compensation Committee has, as stated in its charter, three primary responsibilities: (i) assisting the Board in carrying out its responsibilities in determining the compensation of the Chief Executive Officer (“CEO”) and executive officers of the Company and Rockland Trust; (ii) establishing compensation policies that will attract and retain qualified personnel through an overall level of compensation that is comparable to, and competitive with, others in the industry and in particular, peer financial institutions; and (iii) assisting the Board with the design and development, for Board approval, of equity compensation plans.

In May 2023, the shareholders of the Company approved the Independent Bank Corp. 2023 Omnibus Incentive Plan (the “2023 Incentive Plan”), which replaced the Company’s 2005 Second Amended and Restated 2005 Employee Stock Plan (the “2005 Employee Stock Plan”). The Compensation Committee, subject to the provisions of our 2023 Incentive Plan, has authority in its discretion to grant restricted stock awards, performance-based restricted stock awards, and/or stock options and to determine the number of shares granted to each employee, and the time of equity grants. The CEO makes recommendations to the Compensation Committee about equity awards to the employees of the Company and Rockland Trust (other than the CEO). As equity compensation awards sometimes need to be made expeditiously to retain or recruit key performers, the Compensation Committee has delegated authority to the CEO to award up to 11,500 shares of Company stock, in the aggregate, through restricted stock awards and/or stock option grants when, in the CEO’s discretion, the making of an equity compensation award is necessary or advisable in connection with recruitment of a new employee or retention of an existing employee, excluding executive officers. The CEO reports annually to the Compensation Committee on any equity compensation awards granted pursuant to the limited authority delegated to him. The Compensation Committee also has authority to interpret our Employee Stock Plan and to prescribe, amend, and rescind rules and
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regulations relating to it.

The CEO reviews the performance of the executive officers of the Company and Rockland Trust (other than the CEO) and, based on that review, the CEO makes recommendations to the Compensation Committee about the compensation of executive officers (other than the CEO). The CEO does not participate in any deliberations or approvals by the Compensation Committee or the Board with respect to his own compensation. The Compensation Committee:

•grants annual cash incentive awards under the Executive Incentive Plan Scorecard, or the Scorecard, to executive officers (including the CEO and other executive officers);

•determines whether performance objectives have been attained by the executive officers (including the CEO and other executive officers) under previously granted performance-based restricted stock awards; and

•makes recommendations to the Board for approval with respect to base salary and equity compensation of executive officers (including the CEO and other executive officers).

The Compensation Committee and the Board use summaries of proposed overall short and long-term compensation, summaries of compensation decisions made in past years, and competitive survey data showing current and historic elements of compensation, and other relevant information when reviewing executive officer and CEO compensation.

The Compensation Committee has engaged and been assisted and advised by the following external executive compensation consultants and advisors:

•Every three years, the Compensation Committee engages Mercer, a consultant that reviews the competitiveness of the base salaries, annual cash incentive compensation, and long term equity compensation for the executive leadership team, a group which includes the CEO, the Chief Financial Officer (“CFO”) and all other executive officers (including the other named executive officers), comparing the Company’s executive compensation to the consultant’s published survey data, other information, and the peer groups identified in the Company’s current and prior year proxy statement.

•The Korn Ferry Hay Group (“Korn Ferry”) analyzed salary ranges using the Korn Ferry proprietary method, provided market-based information about annual merit increases, and provided recommendations for equity compensation and other compensation matters.

No compensation consultant engaged by the Compensation Committee received more than $120,000 during 2023 for any additional non-executive compensation-related services rendered to the Company or its affiliates. The Compensation Committee determined that none of the work performed by any compensation consultant engaged by the Compensation Committee in 2023 raised any conflict of interest.

The Compensation Committee has also reviewed publicly available materials and information derived from the following sources to assist in its work:

•Equilar, which provides an online database gathered from proxy statements and annual reports in the financial services industry.

•Rockland Trust also utilizes Payscale’s Payfactors compensation platform for compensation comparisons.

The Compensation Committee has delegated retirement plan administration to the Retirement Committee, a group comprised of our Director of Human Resources, our Chief Financial Officer, our General Counsel, and the Vice President of Compensation and Benefits in Rockland Trust’s Human Resources Department. While the Compensation Committee has delegated retirement plan administration, the Board and the Compensation Committee continue to determine the nature and amount of executive officer retirement benefits.

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Compensation Philosophy

Our compensation philosophy rests on two primary principles:

•A significant portion of total compensation should vary with our performance in achieving financial and non-financial objectives; and

•Long-term incentive compensation should closely align with the interests of shareholders.

We use a “pay for performance” approach that offers a competitive total rewards package to help create long-term shareholder value. Accordingly, annual cash incentive compensation awards to our named executive officers are performance-based, and on average, approximately fifty-seven percent (57%) of the equity awards made to our named executive officers were performance-based restricted stock awards in 2023 (calculated assuming that maximum performance is achieved by the named executive officers). In designing compensation programs, and making individual recommendations or decisions, the Compensation Committee focuses on:

•Aligning the interests of named executive officers and shareholders;

•Attracting, retaining, and motivating high-performing employees in a cost-efficient manner; and

•Creating a high-performance work culture.

The Company’s compensation program reflects a mix of fixed and at risk compensation, designed to fairly reward executive officers and align their interests with shareholders. Each element of the Company’s compensation program provides named executive officers with a pay opportunity that is externally competitive and recognizes individual contributions. The following charts depict the pay mix for our named executive officers in fiscal 2023, as reflected in the Summary Compensation Table:
*The one-time bonus listed in the chart above for our CEO represents his one-time cash signing bonus pursuant to his employment agreement. Please refer to the Summary Compensation table for further detail.
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“Say on Pay” Results

The Board and the Compensation Committee have considered the result of the most recent shareholder “say on pay” advisory vote and the support of our compensation practices it reflects. Of the shares voting on last year’s “say on pay” proposal, 91.72% voted in favor. We therefore intend to continue to focus on “pay for performance” in our approach to executive officer compensation and to retain or adjust, as appropriate, the basic elements of our compensation program in order to support that approach as described in this Compensation Discussion and Analysis.

Use of Peer Groups and Survey Information

The Compensation Committee periodically reviews executive officer total compensation against a peer group, using the comparison only as a competitive reference point and not as the sole determinative factor when making executive compensation decisions. The Compensation Committee periodically assesses the relevancy of the companies within the peer group and makes changes when appropriate.

The Compensation Committee defines the Company’s peer group based upon advice and assistance received from its outside compensation consultant Mercer. Peers were selected from public and actively traded banks that satisfied the following criteria: (1) Geographic Criteria: preference to banks headquartered in the Northeast and mid-Atlantic states of Connecticut, Delaware, Maine, Maryland, Massachusetts, New Hampshire, New Jersey, New York, Pennsylvania, Rhode Island, and Vermont; (2) Total Asset Size Criteria: banks with total assets equal to one-half to two times the size of the Company’s total assets, measuring by combining assets with, if applicable, third-party investment assets under administration; and, (3) Market Capitalization Criteria: banks with a market capitalization equal to one-half to two times the Company’s market capitalization.

The Compensation Committee approved changes using the criteria described above for determining banks for inclusion in the peer group.

2023 Peer Group. In August 2022, with the assistance of Mercer, the Compensation Committee approved the following peer group for purposes of our 2023 executive compensation program, including our 2023 performance-based restricted stock awards:

●	Berkshire Hills Bancorp, Inc.	●	Northwest Bancshares, Inc.
●	Community Bank System, Inc.	●	OceanFirst Financial Corp
●	Customers Bancorp, Inc.	●	Provident Financial Services, Inc.
●	Eastern Bankshares, Inc.	●	Sandy Spring Bancorp, Inc.
●	F.N.B. Corp.	●	Valley National Bancorp
●	Fulton Financial Corp.	●	WSFS Financial Corp.

Sterling Bancorp, Webster Financial Corporation, CIT Group and Investors Bancorp, Inc. were removed from our 2023 peer group due to mergers and acquisitions that increased their total asset size beyond our scope. Sterling Bancorp merged with Webster Financial Corporation bringing their total assets above $65 billion. CIT Group was acquired by First Citizens Bancshares bringing total assets above $100 billion and Investors Bancorp, Inc. was acquired by Citizens Financial Group bringing total assets above $180 billion. OceanFirst Financial Corporation was added as a new peer in 2023, as they met the outlined criteria, bringing the total peer group size to 12.
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In addition to reviewing information from the peer group, the Compensation Committee evaluates executive compensation by reviewing national and regional surveys that cover a broader group of companies.

2024 Peer Group. In October 2023, with the assistance of Mercer, the Compensation Committee approved the following peer group for purposes of our 2024 executive compensation program, including our 2024 performance-based restricted stock awards:

●	Atlantic Union Bankshares Corporation	●	Northwest Bancshares, Inc.
●	Berkshire Hills Bancorp, Inc.	●	OceanFirst Financial Corp
●	Community Bank System, Inc.	●	Provident Financial Services, Inc.
●	Customers Bancorp, Inc.	●	Sandy Spring Bancorp, Inc.
●	Eastern Bankshares, Inc.	●	United Bankshares, Inc.
●	First Financial Bancorp	●	WSFS Financial Corp.
●	Fulton Financial Corp.

Compensation Program Elements

Base Salary

Our Compensation Committee reviews our executives’ base salaries annually in the first quarter and determines any recommendations for increases based primarily on performance evaluations, individual role and responsibilities, competitive survey data, and any independent compensation consultant recommendations.

We use the Korn Ferry proprietary job evaluation methodology to establish competitive salary ranges and midpoints for our officers. Korn Ferry conducts market analyses of cash compensation within the banking industry and uses its proprietary job evaluation process to recommend salary midpoints and ranges that reflect competitive factors and maintain internal equity. Korn Ferry makes annual recommendations to the Compensation Committee regarding market-based changes to salary ranges and merit increase programs, and we adjusted executive salary ranges last year based on Korn Ferry’s recommendations.

We typically review base salaries annually in January and February, with any increases effective in April. In early 2023, we completed performance evaluations of our named executive officers and reviewed their base salaries. Base salary increases were given to several of our named executive officers to align their base salary compensation with market and peer data. Considerations for base salary adjustments included additional assigned responsibilities, as well as tenure in the position. Last year the Board approved an approximate 21% base salary increase for Mr. Ruggiero, our Chief Financial Officer and EVP of Consumer Lending based on market and peer data as well as length of tenure and additional responsibilities, and a 25% base salary increase for Mr. Rizzo in connection with his promotion to Chief Commercial Banking Officer. In addition, after considering market and peer data and tenure, the Board approved an approximate 4% base salary market increase for Mr. Nadeau, our President, and a 15% base salary market increase for Ms. Harris, our Chief Human Resource Officer.

The base salary paid to each of our named executive officers last year is set forth in column (c) of the Summary Compensation Table.

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Annual Cash Incentive Compensation

We use our Executive Incentive Plan Scorecard to administer our annual cash incentive program for executives. The Scorecard established a “Target Award” for each named executive officer last year based upon a percentage of base salary as follows:

Executive Officer	Target Percentage
Jeffrey J. Tengel	Eighty-five Percent (85%)
Mark J. Ruggiero	Seventy Percent (70%)
Gerard F. Nadeau	Fifty-five Percent (55%)
Maria Harris	Forty-five Percent (45%)
James Rizzo	Thirty-five Percent (35%)
Barry H. Jensen	Forty-five Percent (45%)

•We multiply the cash incentive computed using a Target Percentage by a combined Company Performance Adjustment Factor and Peer Performance Adjustment Factor (the “Bank Performance Factor”) and, for named executive officers other than our CEO, by an Individual Performance Adjustment Factor. We compute the Bank Performance Factor by equally weighting the Company Performance Adjustment Factor and Peer Performance Adjustment Factor.

•The Compensation Committee determines the Individual Performance Adjustment Factor for named executive officers other than the CEO within a range from zero to 1.40 based on individual performance.

•The Board reserves the right, in its sole and absolute discretion, to increase the potential award for the CEO up to a maximum of 1.20 times the amount that would be called for by the product of the CEO’s Target Award multiplied by the combined Company Performance Adjustment Factor and Peer Performance Adjustment Factor.

We determine the Company Performance Adjustment Factor based upon the Company’s 2023 Operating Earnings per Share results within ranges set forth in the Scorecard which specify threshold, target, and maximum performance levels, as shown in the chart below. Operating Earnings per Share is a non-GAAP measure. The Scorecard defines Operating Earnings per Share as Net Income as reflected in the Company’s audited consolidated statement of income on a per share basis, adjusted upwards or downwards as determined by the Compensation Committee for the after-tax effect of material non-recurring items.3

The 2023 Target Operating Earnings per Share was $6.56. As disclosed in the Company’s Annual Report on Form 10-K, actual Operating Earnings per Diluted Share was $5.42.

The range of the Company Performance Adjustment Factor set forth in the Scorecard was as follows:

	Threshold	Target	Maximum
CEO	Fifty Percent (50%) of Target	One Hundred Percent (100%)	One Hundred Fifty Percent (150%) of Target
Other Named Executive Officers	Fifty Percent (50%) of Target	One Hundred Percent (100%)	One Hundred Twenty Five Percent (125%) of Target

3 The “Operating Earnings per Share” metric used in the Scorecard is the same as the “Net Operating Earnings per Diluted Share” metric set forth in the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2023. Please refer to the Company’s Annual Report on Form 10-K for a reconciliation of Net Operating Earnings to Net Income.
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We determine the Peer Performance Adjustment Factor by comparing the Company’s performance with respect to Return on Assets, Return on Equity, Charge-Offs, and Non-Performing Assets to peer banks using the Bank Holding Company Performance Report prepared by the Federal Reserve Board or by any other publicly available information the Compensation Committee deems appropriate. We calculated the Peer Performance Adjustment Factor by averaging the performance of the peer banks and comparing the Company’s performance against the peer banks’ average performance within the following ranges:

Company’s Percentile Performance To Peer	Adjustment for Return On Assets Peer Comparison	Adjustment for Return on Equity Peer Comparison	Adjustment for Charge-Off Peer Comparison	Adjustment for Non-Performing Asset Peer Comparison
76-100	25%	25%	-100%	-100%
56-75	12.5%	12.5%	-12.5%	-12.5%
46-55	0%	0%	0%	0%
26-45	-12.5%	-12.5%	12.5%	12.5%
0-25	-100%	-100%	25%	25%

On February 22, 2024 the Compensation Committee approved incentive cash payments to the CEO and the other named executive officers. On a gross basis, the Company Performance Adjustment Factor was calculated at 0%, while the Peer Performance Adjustment Factor was calculated at 103%, resulting in a weighted average combined Company and Peer Performance level of 53%. However, for the reasons described below, the Compensation Committee established the combined Company and Peer Performance Adjustment Factors at a level of 65% to be used in determining named executive officer incentive payments for 2023.

As permitted under the Executive Incentive Plan Scorecard for 2023, the Committee has authority to take into account accomplishments other than the performance goals when awarding short term incentive awards. The exercise of positive discretion was determined in recognition of outstanding leadership in guiding our Company through challenging industry dynamics that began with certain high profile bank failures, resulting in significant customer concerns over the safety and soundness of bank deposits across the industry and intense market pressures. As such, the Compensation Committee recognized that the executives astutely addressed and managed the increased regulatory demands placed on all banks in the wake of the bank failures and oversaw the development of strategies required to assess and manage the Company’s capital, interest rate and liquidity risk positions, including pursuing additional sources of liquidity and ensuring rates on deposits attracted and retained the deposits necessary to mitigate liquidity risk concerns. For much of 2023, the forward curve was significantly inverted, keeping pressure on short term funding costs which necessitated executives’ prioritization of liquidity and capital management.

The Compensation Committee also noted that the Company’s overall profitability results when compared to the industry remained strong for 2023, which provided further evidence that the Company Performance Adjustment factor of 0% was not the result of executive-influenced ineffective production across our business segments, but rather strongly influenced by macroeconomic conditions that negatively affected the entire banking industry and were not contemplated in the overall 2023 budget assumptions.

Long-Term Equity Compensation

Equity compensation and stock ownership link the compensation of named executive officers to the performance of our common stock and therefore provide an incentive to accomplish the strategic, long-term objectives established by the Company to maximize long-term shareholder returns. Long-term equity compensation grants also serve as a retention tool. We determine equity awards based on competitive factors, such as equity compensation awarded by peers and amounts that are otherwise determined to be appropriate, in order to motivate and retain key personnel.

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Performance-Based and Time-Based Restricted Stock Awards

Last year the Board granted named executive officers under the 2005 Employee Stock Plan both performance-based restricted stock awards with a three-year performance period and time-based restricted stock awards that vest in equal increments over three years. The Board determined the aggregate number of shares granted based upon a percentage of each named executive officer’s base salary. Last year we determined long-term equity grants using the following base salary percentages: one-hundred percent (100%) of CEO base salary; seventy percent (70%) of CFO base salary; and, between forty and sixty-five percent (40%-65%) of base salary for all other executive officers. Performance-based restricted stock awards comprised, on average, approximately fifty-seven percent (57%) and time-based restricted stock awards approximately forty-three percent (43%) of last year’s equity awards to executive officers, reflecting the Company’s continued emphasis on performance-based equity compensation.

We will determine vesting of last year’s performance-based restricted stock awards based on achievement of specified levels of return on average tangible common equity (“ROATCE”), as compared to our proxy statement peer group, subject to adjustment, measured over the three-year performance period that began on the first day of last year and ends on the last day of the third year. We will determine whether performance shares vest during the performance period by measuring our ROATCE against peer as follows: (i) if less than the 25th percentile of peer, no shares vest; (ii) if equal to the 25th percentile of peer (“Threshold Performance”), then 25% of shares vest; (iii) if equal to the 50th percentile of peer (“Median Performance”), then 50% of shares vest; or, (iv) equal to or greater than the 75th percentile of peer (“Maximum Performance”), then 100% of shares vest. If ROATCE is between the Threshold Performance and Median Performance or between Median Performance and Maximum Performance, then we will determine the amount of shares that vest by linear interpolation on a straight-line basis rounded to the nearest whole share. The initial allocation between performance share and time vested equity awards for the CEO and other named executive officers is determined assuming achievement of Median Performance. Notwithstanding the foregoing, no performance-based restricted shares vest if the Company’s tangible book value measured as of the end of the performance period does not exceed tangible book value measured as of the first day of the performance period.

See the Grants of Plan-Based Awards table below for additional information regarding the performance-based restricted stock awards and time-based restricted stock awards granted to our named executive officers last year.

Clawback: Incentive Compensation Recovery Policy

In October 2023, the Company adopted a new Incentive Compensation Recovery Policy (colloquially referred to as our “Clawback Policy”) in accordance with Nasdaq rules. The Clawback Policy provides that in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, the Company will recover certain excess incentive compensation received by any “Covered Executive” (including any named executive officer) during the three year period preceding the date on which the Company is required to prepare the accounting restatement that would not have otherwise been earned based on such accounting restatement. The Clawback Policy covers any compensation that is granted, earned or vested based wholly or in part upon the attainment of certain financial reporting measures. The Clawback Policy will apply regardless of whether (a) the Covered Executive is serving at the time the excess incentive compensation is required to be repaid, (b) any misconduct occurred, or (c) the Covered Executive had any individual knowledge or responsibility related to the erroneous financial statements necessitating the relevant accounting restatement. However, the Clawback Policy does not apply to an accounting restatement arising from a change in accounting principles.

The Board has delegated the administration of the Clawback Policy to the Compensation Committee. The Compensation Committee has broad discretion, based on all applicable facts and circumstances, including consideration of pursuing an appropriate balance of cost and speed of recovery, to determine the appropriate means to recover excess compensation, subject to a decision occurring reasonably promptly.

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Executive Stock Ownership Guidelines

Under our executive officer stock ownership guidelines, our named executive officers are required to own common stock with a value equal to a designated multiple of their base salary, as follows:

Position	Stock Ownership Requirement
Chief Executive Officer of the Company	3x annual base salary
President of Rockland Trust	2x annual base salary
Chief Financial Officer	2x annual base salary
Chief Operating Officer	2x annual base salary
All Other Executive Officers	1x annual base salary

Individuals have until the end of the calendar year following the fifth anniversary of their date of hiring or promotion to an executive officer position, whichever is later, to satisfy these guidelines. We include the following when computing an individual’s ownership: shares directly held by the individual and those held jointly with another person, stock held in a retirement or deferred compensation account, unvested time-based restricted shares and stock held in a trust of which the individual is both trustee and beneficiary. We do not count unexercised stock options (whether vested or unvested) and unvested performance-based restricted stock awards towards ownership requirements. Each of our executive officers currently satisfies our stock ownership guidelines. We provide information about the stock ownership of named executive officers as of December 31, 2023 in the table below entitled “Stock Ownership and Other Matters.”

Retirement Benefits

Nonqualified Retirement Plans for Named Executive Officers

Rockland SERP

Rockland Trust maintains a frozen nonqualified retirement program (the “Rockland SERP”), with assets held in a rabbi trust, in which certain named executive officers participate. We designed the Rockland SERP to offset the impact of regulatory limits on benefits under qualified plans, and effective as of December 11, 2014 froze the Rockland SERP to new participants and benefit accruals.

The Board confirmed and approved the following annual benefits as of December 31, 2014 pursuant to the terms and conditions of the Rockland SERP for the executive officer participants when it was frozen, including the named executive officers listed below. We compute the Annual Benefit Payable in the following table as an annual benefit payable under the Rockland SERP at age 65, to a participant who experiences a termination of employment at age 62 or later, based on a 10 Year Certain Single Life Annuity (as defined in the Rockland SERP).

Participant	Annual Benefit Payable
Christopher Oddleifson	$487,427
Gerard F. Nadeau	$169,790

There has been no change to the Rockland SERP benefit for Mr. Oddleifson or Mr. Nadeau from the annual benefit amount last calculated in 2008. Mr. Tengel, Mr. Ruggiero, Ms. Harris, Mr. Rizzo and Mr. Jensen are not Rockland SERP participants.

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Restoration Plan

The Restoration Plan is a non-qualified defined contribution plan intended to restore to each participant the matching and discretionary contributions that would have been made to the existing Rockland Trust 401(k) plan on a participant’s behalf but were prohibited due to Internal Revenue Code limitations. The Restoration Plan defines “Compensation” as compensation as defined in Rockland Trust’s 401(k) plan, plus annual cash incentive compensation paid during the Plan year, but excluding any discretionary bonuses. The Board approved the participants in the Restoration Plan, including each of our named executive officers and, effective as of January 1, 2015, the making of restoration contributions on their behalf pursuant to the terms and conditions of the Restoration Plan. The Restoration Plan also provides for additional, discretionary contributions, as approved by the Board. For Mr. Ruggiero, Ms. Harris, Mr. Rizzo and Mr. Jensen who are not participants in the Rockland SERP, the Board also approved discretionary contributions representing five percent of Compensation (as defined in the Restoration Plan) for each year in which each of them participates in the Restoration Plan. Mr. Tengel was not eligible to participate in the Restoration Plan in 2023.

Restoration Plan participants have the right to direct the investment of their account balance by choosing from among investment alternatives made available by the plan administrator, including Company stock. Each participant’s account under the plan will be credited with earnings or losses arising from investment performance. A participant’s account balance will be paid out, subject to plan terms, upon a separation from service, or upon death or disability, in a lump sum unless the participant has elected annual installment payments.

Nonqualified Deferred Compensation Plan

In June 2014, the Board adopted the Independent Bank Corp. and Rockland Trust Company Nonqualified Deferred Compensation Plan (the “Nonqualified Deferred Compensation Plan”). The Nonqualified Deferred Compensation Plan permits certain highly compensated employees of the Company and/or Rockland Trust, a group that includes, but is not limited to, the named executive officers, to defer receipt of all or a portion of their yearly cash incentive awards. In January 2018, we amended the Nonqualified Deferred Compensation Plan to permit deferral of annual base salary in addition to yearly cash incentive awards, a feature that was previously included in the Restoration Plan. Each participant has the right to direct investment of their account balance by choosing from among the investment alternatives made available by the plan administrator, and each account will be credited with earnings or losses arising from investment performance of the selected investment alternatives. A participant’s account balance will be paid out, subject to plan terms, upon a separation from service, or upon death or disability, in a lump sum payment unless the participant has elected annual installment payments.

Qualified Retirement Plans for Named Executive Officers

Defined Benefit Plan

The Company maintains a multiemployer defined benefit pension plan (the “Defined Benefit Plan”) which we froze effective July 1, 2006 as to all future benefit accruals. Each of our named executive officers, with the exception of Mr. Tengel, Mr. Ruggiero and Mr. Rizzo participate in the Defined Benefit Plan. In 2006, the Company undertook an in depth analysis of the Defined Benefit Plan which, at that point, provided a normal retirement benefit equal to (a) 2% of final average compensation less (b) 0.65% of covered compensation as defined for Social Security purposes times (c) years of service up to 25. For participants who had completed 20 or more years of service, an additional benefit of 0.5% times final average compensation times service in excess of 25 years, but not exceeding ten additional years, was provided. As a result of the changing demographics of the workplace and the need for predictability of future retirement expenses, on July 1, 2006, benefit accruals under the Defined Benefit Plan were discontinued for all employees. The benefit accruals for all qualified Rockland Trust employees, including the participating named executive officers, were therefore frozen effective July 1, 2006.

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401(k) Savings and Stock Ownership Plan

Rockland Trust maintains an Employee Savings Plan that qualifies as a deferred salary arrangement under Section 401(k) of the Internal Revenue Code (the “Rockland Trust 401(k) Plan”) in which each of the named executive officers participated last year. Under the Rockland Trust 401(k) Plan, participating employees may defer a portion of their earnings, not to exceed the Internal Revenue Service (“IRS”) annual contribution limits. Rockland Trust matches 25% of each employee’s contributions up to the first 6% of the employee’s eligible earnings. The Rockland Trust 401(k) Plan incorporates an Employee Stock Ownership Plan for contributions invested in the Company’s common stock. For each plan participant, the Company contributes five percent (5%) of qualified compensation up to the Social Security taxable wage base, made up of a three percent (3%) safe harbor contribution and a two percent (2%) discretionary contribution, and ten percent (10%) of amounts in excess of covered compensation up to the IRS limit for qualified plan compensation. Company contributions under the Rockland Trust 401(k) Plan vest immediately.

Employment Agreements

The Company and/or Rockland Trust have entered into employment agreements with the CEO and the other named executive officers, summarized below, to ensure executive leadership continuity, to clarify executive roles and responsibilities, and to make explicit the terms and conditions of executive employment. Employment agreements contain provisions concerning a change of control of the Company and compensation if a change of control occurs. The change of control language in employment agreements ensures that executives devote their full energy and attention to the best long-term interests of the shareholders in the event that business conditions or external factors make consideration of a change of control appropriate. Each employment agreement contains a one-year post-employment nonsolicitation obligation, with the CEO additionally being subject to a one-year post-employment noncompetition obligation. Any executive who breaches these covenants forfeits any future payments or benefits.

On February 6, 2023, Mr. Oddleifson stepped down as CEO and Mr. Tengel assumed the CEO role. Mr. Oddleifson served in an executive advisory role through July 8, 2023, at which point he retired as an employee and then served as a consultant through December 31, 2023. All 280G tax gross up provisions were eliminated from our executive compensation program when Mr. Oddleifson retired.

Effective October 19, 2023, the Board, upon the recommendation of the Compensation Committee, adopted the Independent Bank Corp. Key Executive Severance Plan (the “Severance Plan”) and the Independent Bank Corp. Key Executive Change in Control Severance Plan (the “CIC Severance Plan”). A description of these two plans is summarized below.

We have no employment agreements with any named executive officer or with any other employee that include an excise tax gross-up or a cash severance multiplier greater than 3x base salary and target bonus.

Employment Agreement with our CEO – Jeffrey Tengel

On February 6, 2023, in connection with Mr. Tengel’s appointment as President and CEO of the Company and CEO of Rockland Trust he entered into an employment agreement with the Company and Rockland Trust.

Pursuant to his employment agreement, Mr. Tengel will be eligible for: (i) a $1,000,000 annual base salary, (ii) an annual cash incentive award with a target opportunity of 85% of annual base salary, (iii) an annual equity incentive award with a target grant date fair value of 100% of annual base salary, (iv) a $1,620,000, one-time cash bonus, less any amounts paid to Mr. Tengel by his former employer in respect of his 2022 annual bonus (subject to repayment upon certain terminations of employment), (v) a one-time award of restricted shares with a $1,000,000 grant date fair value, vesting 20% on each of the first five anniversaries of February 6, 2023 subject to his continued employment, (vi) relocation benefits up to an aggregate maximum of $100,000 (subject to repayment upon certain terminations of employment), and (vii) participation in health, welfare, and retirement benefit programs on the same basis as other senior executives.

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If Mr. Tengel resigns employment for “good reason” other than during the 24-month period following a “change in control” of the Company, he will be eligible to receive 12 months (18 months if such termination occurs after the first anniversary of February 6, 2023) of continued base salary and a lump sum equal to the pre-tax cost to Rockland Trust of his participation in certain benefit plans for 12 months (18 months if such termination occurs after February 6, 2024), less any portion already paid on behalf of Mr. Tengel. If the Company terminates Mr. Tengel’s employment for any reason other than death, disability, or for “cause” other than during the 24-month period following a “change in control” of the Company, he will receive the same severance payments if he signs a severance agreement containing a release of claims and a non-competition covenant consistent with that in his employment agreement.

The employment agreement also provides that if Mr. Tengel resigns his employment for “good reason” during the 24-month period following a “change in control” of the Company, he will be eligible to receive (i) an amount equal to two times the sum of his base salary and the greatest of (x) the aggregate amount of discretionary annual cash incentive payments made to him during the 12 months preceding the date of termination, (y) the aggregate amount of discretionary annual cash incentive payments made to him during the 12 months preceding the change in control, or (z) his target annual incentive award, (ii) a lump sum equal to the pre-tax cost to Rockland Trust of his participation in certain benefit plans for 36 months, less any portion already paid on behalf of Mr. Tengel, and (iii) vesting of outstanding equity awards. If the Company terminates Mr. Tengel’s employment for any reason other than death, disability, or for “cause” during the 24-month period following a “change in control,” he will receive the same payments if he signs a severance agreement.

Mr. Tengel’s agreement does not provide for a 280G gross-up. If any amount payable as compensation to Mr. Tengel under this agreement would exceed the 280G limitations, the amount payable would be reduced to the largest amount which would not be subject to excise tax to the extent that the reduction would result in a greater after-tax benefit than if not reduced.

The employment agreement contains perpetual confidentiality and non-disparagement covenants and one-year post-termination non-solicitation and non-competition (other than following a termination without cause or due to a layoff, except as agreed otherwise in a severance agreement) covenants.

Succession and Consulting Services Agreement with our Former CEO – Christopher Oddleifson

On January 10, 2023 the Company entered into the Succession and Consulting Services Agreement with Mr. Oddleifson to describe the terms of his service as an executive advisor from February 6, 2023 through his July 8, 2023 retirement from employment (when his employment agreement terminated) and thereafter, as a consultant to the Company through December 31, 2023.

The Succession and Consulting Services Agreement provided that while Mr. Oddleifson served as executive advisor he would continue to receive his current rate of annual base salary and continue to be eligible to participate in employee benefit plans on terms no less favorable than other senior executives. With respect to the Company's 2022 performance year, Mr. Oddleifson was entitled to receive an annual cash incentive award based on actual performance in accordance with the terms of the Executive Incentive Plan Scorecard. Upon his retirement from employment, Mr. Oddleifson’s outstanding restricted stock awards vested (or continued to be eligible to vest, in the case of performance-based awards) on a pro rata basis in accordance with the terms of those equity award agreements. Effective in 2023, Mr. Oddleifson was no longer entitled to receive any equity or annual cash incentive awards.

The Succession and Consulting Services Agreement further provided that the Company would pay Mr. Oddleifson a $1,250,000 consulting fee (the “Consulting Fee”) for the period during which he served as a consultant, subject to his continued compliance with the restrictive covenants contained in his employment agreement.

Independent Bank Corp. 2024 Proxy Statement - 43

Other Named Executive Officer Employment Agreements

The Company and Rockland Trust (in the case of those individuals who are also officers of the Company) has entered into employment agreements with Mr. Ruggiero, Mr. Nadeau and Ms. Harris, that are, in substance, virtually identical with the exception that some agreements provide for 24 months of change in control benefits and others provide for 36 months of change of control benefits.

Most agreements generally provide that if the Company terminates an executive officer involuntarily for any reason other than cause, death, or disability, or if an executive officer resigns for good reason, the executive officer would be entitled to:

•receive then current base salary for 12 months;

•participate in and receive benefits under Rockland Trust’s group health and life insurance programs for 12 months or, to receive a payment equal to the cost to Rockland Trust for the executive officer’s participation in such plans and benefits with a gross up for taxes; and,

•have all stock options previously granted immediately become fully exercisable and remain exercisable generally for a period of three months following termination.

Resignation for “good reason” under the agreements means, among other things, the resignation of an executive officer within four months after (i) Rockland Trust, without the express written consent of the executive officer, materially breaches the agreement; or (ii) the Rockland Trust Board of Directors, or its President and CEO, without cause, substantially changes the executive officer’s core duties or removes responsibility for those core duties, so as to effectively cause the executive officer to no longer be performing the duties for which the executive officer was hired. Each executive officer is required to give Rockland Trust 30 business days’ notice and an opportunity to cure in the case of a resignation for “good reason.”

If an executive officer is terminated following a change of control for any reason other than cause, death, or disability, or if an executive officer resigns from employment for any reason during the 30 day period immediately following the first anniversary of the effective date of a change of control, the executive officer shall receive a lump sum payment equal to either 24 or 36 months’ salary, plus a lump sum payment equal to either two or three times the greater of (x) the amount of any incentive payment paid out within the previous 12 months under the Executive Incentive Plan Scorecard or (y) the amount of any incentive payment paid out during the 12 months prior to such change of control under the Executive Incentive Plan Scorecard. For executive officers who participate in the Rockland SERP, the Company is obligated to credit and fund three (3) years additional service in the Rockland SERP. The executive officer may continue to participate in and receive benefits under Rockland Trust’s group health and life insurance programs for 36 months or, to the extent such plans or benefits are discontinued and no comparable plans or benefits are established, to receive a payment equal to the cost to Rockland Trust for the executive officer’s participation in such plans and benefits with a gross up for taxes. These amounts are subject to the limits of Section 280G of the Internal Revenue Code and will be reduced to an amount less than the limit. All stock options awarded to executive officers will become fully exercisable in the event of a change in control, and will remain exercisable for three months following termination, in accordance with the relevant stock option agreements.

Independent Bank Corp. 2024 Proxy Statement - 44

Key Executive Severance Plan

In October 2023, the Board adopted the Severance Plan for executives and designated key employees. Under the Severance Plan, upon a Qualifying Termination (defined as termination of employment by the participant for good reason or by the Company other than for cause, death or disability), participants in the Severance Plan are entitled to the following benefits: (a) accrued obligations, which include unpaid salary, accrued and unused vacation pay or paid time off (“PTO”) and unreimbursed business expenses; (b) continued payment of the participant’s then-current base salary for twelve months; (c) a lump sum cash payment equal to the pre-tax cost to the Company of the participant’s participation in the Company’s group term life insurance policy and health insurance programs for twelve months; and (d) any other amounts or benefits required to be provided or for which the participant is eligible under any plan, program, policy, practice or agreement of the Company. The provision of certain benefits under the Severance Plan is conditioned upon the participant’s execution and non-revocation of a release of claims against the Company and the participant’s agreement to restrictive covenants, including non-competition and non-solicitation.

A participant’s eligibility to participate under the Severance Plan ceases upon his or her date of termination which is not a Qualifying Termination under the Severance Plan or during the two year period following a Change in Control (as defined in the CIC Severance Plan described below) to the extent the participant is subject to the CIC Severance Plan.

The Severance Plan is effective until terminated by the Board.

Key Executive Change in Control Severance Plan

In October 2023, the Board adopted the CIC Severance Plan for executives and designated key employees. The CIC Severance Plan is an enhanced severance plan which is effective but dormant until the date of a Change in Control (as defined under the CIC Severance Plan) and then active for a two-year protection period thereafter. Under the CIC Severance Plan, upon a Qualifying Termination (defined as termination of employment by the participant for good reason or by the Company other than for cause, death or disability) during the two-year protection period, participants in the CIC Severance Plan are entitled to the following benefits: (a) accrued obligations, which include unpaid salary, accrued and unused vacation pay or PTO, unreimbursed business expenses and any unpaid bonus for a performance period that was completed prior to the date of the Qualifying Termination; (b) prorated annual bonus for the year of termination, based on the participant’s target annual bonus or, if higher, based on performance achievement; (c) a lump sum payment equal to the product of (i) two and (ii) the sum of the participant’s annual base salary and the higher of the participant’s (1) average annual bonus earned in respect of the three full fiscal years prior to the date of the Change in Control and (2) target annual bonus as in effect prior to the date of the Change of Control; (d) a lump sum cash payment equal to the pre-tax cost to Company of the participant’s participation in the Company’s group term life insurance policy and health insurance programs for twenty-four months; (e) twelve months of outplacement services; and (e) any other amounts or benefits required to be provided or for which the participant is eligible under any plan, program, policy, practice or agreement of the Company. The provision of certain benefits under the CIC Severance Plan is conditioned upon the participant’s execution and non-revocation of a release of claims against the Company and the participant’s agreement to restrictive covenants, including non-competition and non-solicitation. Payments and benefits will be subject to “best-net” cutback for purposes of Sections 280G and 4999 of the Internal Revenue Code.

Prior to a Change in Control, the CIC Severance Plan may be amended or terminated by the Compensation Committee or the Board.

Independent Bank Corp. 2024 Proxy Statement - 45

CEO and Executive Officer Restricted Stock Award Agreements

Through 2017, the time-based restricted stock award agreements with the CEO and other executive officers provided for the immediate vesting of any unvested restricted stock in the event of an involuntary termination due to death or disability, termination for reasons other than cause or resignation for good reason. In 2018 the Company revised the form of time-based restricted stock award agreements for the CEO and other executive officers to provide that, in the event of an involuntary termination due to death, disability or retirement, or termination for reasons other than cause or resignation for good reason, the CEO and/or executive officer will vest in the number of shares scheduled to vest in the year of the separation event prorated to reflect the number of days employed during that year. The performance based restricted stock agreements for the CEO and other executive officers provide that, in the event of an involuntary termination due to death, disability or retirement, or termination for reasons other than cause or resignation for good reason, an executive officer will vest in the number of shares earned based on actual performance achievement as measured at the end of the performance period, if any, prorated to reflect the number of days employed during the performance period, with any earned shares awarded when awarded to other grantees. The performance based restricted stock agreements for the CEO and other executive officers provide that performance-based shares are forfeited in the event of a termination for cause or resignation without good reason. The time-based restricted stock agreements and performance-based restricted stock agreements for the CEO and other executive officers provide for immediate vesting of equity awards, without regard to either the time vesting schedule or performance achievement, upon a change in control.

CEO Pay Ratio Disclosure

As required by law, we provide the following information about the relationship of the median annual total compensation of our employees and the annual total compensation of our CEO. Because of the hiring of a new CEO on February 6, 2023, we calculated CEO total compensation as the compensation earned by our former CEO, Christopher Oddleifson, from January 1, 2023 through February 5, 2023, combined with the compensation earned by our new CEO, Jeffrey Tengel, from February 6, 2023 through December 31, 2023.

As there has been no change in our employee population or compensation arrangements in the past year that we believe would significantly affect the pay ratio disclosure, we are using the same median employee identified in 2021. For 2021, we selected December 23, 2021 as the date used to identify our median employee. As of that date our employee population consisted of approximately 1,682 individuals, comprised of full-time, part-time, and temporary exempt and non-exempt (i.e., paid hourly) employees.

To identify the “median employee” from our employee population, we compared the amount of salary and wages of our entire employee population as reflected in our payroll records as reported to the IRS on Form W-2 for 2021.

The combined total compensation earned by Mr. Oddleifson and Mr. Tengel during their time served as CEO in 2023 was $5,519,132. The total 2023 compensation of our median employee identified in 2023 was $65,361. Total 2023 CEO compensation, therefore, was approximately 84 times that of the median annual compensation for all employees4. The total compensation for Mr. Tengel included a one-time cash signing bonus in the amount of $1,620,000 and a one-time time-based restricted stock award in the amount of $992,659, which represented the value of the stock award at grant date. This bonus and stock award were in consideration of retention and incentive awards that Mr. Tengel forfeited upon resignation from his prior employer. This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules and guidance.

The rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. The CEO pay ratio reported by other companies, therefore, may not be comparable to the ratio we report.
4 This ratio includes in its calculation for Mr. Tengel 2023 one-time sign-on bonuses. Accordingly, we believe that supplementing this disclosure with a ratio excluding Mr. Tengel’s one-time sign-on bonuses reflects a more transparent and representative comparison of CEO pay against median-paid employees. With the one-time sign-on bonuses excluded, the resulting CEO pay ratio is 44 to 1.
Independent Bank Corp. 2024 Proxy Statement - 46

Prohibition on Hedging and Pledging

Our executive officers and directors are not permitted to hedge their economic exposure to Company stock or, without permission of our General Counsel, Chief Financial Officer, or Controller, to hold their ownership interests in Company stock in a margin account or to otherwise pledge their Company stock as collateral for a loan. A more detailed description of our prohibition on hedging and pledging is included in the “Anti-Hedging and Anti-Pledging Policy” section that we incorporate by reference into this Compensation Discussion & Analysis.

Table of Potential Benefits Payable Upon Termination or Change in Control

The following table quantifies the benefits payable to our named executive officers under their employment agreements and stock award agreements if the event described had occurred as of December 31, 2023.

In 2023, Mr. Oddleifson and Mr. Jensen ceased employment with the Company. For information regarding benefits to which Mr. Oddleifson became entitled in connection with his retirement from the Company, see above under “Employment Agreements - Succession and Consulting Services Agreement with our Former CEO - Christopher Oddleifson.” For a description of the benefits to which Mr. Jensen became entitled in connection with his termination of employment with the Company, see below under “Barry H. Jensen - Severance Benefits”. See also the All Other Compensation column of the Summary Compensation Table and related footnote for information with respect to each of Mr. Oddleifson and Mr. Jensen's separation benefits.
Independent Bank Corp. 2024 Proxy Statement - 47

TABLE OF POTENTIAL BENEFITS UPON TERMINATION OR CHANGE IN CONTROL
	Termination	Termination	Termination	Termination	Termination
	for Cause	Without Cause	Due to	Due to	Without Cause
		or Resignation	Disability	Death	or Resignation
		for Good Reason			for Good Reason
					Following a
					Change of
Name					Control (1)
Jeffrey Tengel
Severance	$—	$1,000,000	$—	$—	$3,700,000
Equity award acceleration	—	482,190	482,190	482,190	1,971,602
Medical benefits	—	14,622	—	—	87,123
Total	$—	$1,496,812	$482,190	$482,190	$5,758,725
Mark Ruggiero
Severance	$—	$547,879	$—	$—	$1,906,302
Equity award acceleration	—	346,423	346,423	346,423	820,651
Medical benefits	—	19,767	—	—	117,780
280G cutback	—	—	—	—	(1,124,130)
Total	$—	$914,069	$346,423	$346,423	$1,720,603
Gerard Nadeau
Severance	$—	$552,737	$—	$—	$3,082,359
Equity award acceleration	—	481,400	481,400	481,400	1,018,081
Medical benefits	—	14,331	—	—	85,388
280G cutback	—	—	—	—	(34,763)
Total	$—	$1,048,468	$481,400	$481,400	$4,151,065
Maria Harris
Severance	$—	$380,088	$—	$—	$1,703,850
Equity award acceleration	—	205,196	205,196	205,196	445,534
Medical benefits	—	19,767	—	—	117,780
280G cutback	—	—	—	—	(760,869)
Total	$—	$605,051	$205,196	$205,196	$1,506,295
James Rizzo
Severance	$—	$391,812	$—	$—	$1,060,429
Equity award acceleration	—	94,569	94,569	94,569	304,700
Medical benefits	—	19,767	—	—	78,520
Total	$—	$506,148	$94,569	$94,569	$1,443,649
(1) Pursuant to equity award agreement terms, grants made under the 2005 Employee Stock Plan and the 2023 Incentive Plan fully vest upon a change in control whether or not the Company terminates an executive’s employment.

For purposes of computing any Internal Revenue Code Section 280G limitation, we used the five-year period ending December 31, 2022. Following the expiration of Mr. Oddleifson’s employment agreement in July 2023, all tax gross-up provisions were eliminated from our executive compensation program.

Barry H. Jensen - Severance Benefits

Mr. Jensen ceased serving as the Chief Technology and Operations Officer of the Company effective as of August 21, 2023. In connection with his termination of employment, Mr. Jensen became entitled to the following severance benefits under his Employment Agreement with the Company, dated as of September 5, 2013: base salary continuation for 12 months following termination (a total payment of $424,260) and a lump sum cash payment equal to the pre-tax cost to the Company of health and life insurance benefits continuation for a period of 12 months, less any portion previously paid by the Company on his behalf (a total payment of $21,247). Mr. Jensen was also paid $14,686 for accrued, unused paid time off and $122,396 for his prorated annual cash incentive award at termination date.

Independent Bank Corp. 2024 Proxy Statement - 48

Under the terms of our restricted stock award agreement, upon his termination of employment, Mr. Jensen also became entitled to accelerated vesting of the number of shares equal to the amount of unvested restricted shares which were to vest during the year of the vesting period in which termination occurred, multiplied by a fraction, the numerator of which is the number of days Mr. Jensen was employed by the Company during that year and the denominator of which is 365. This resulted in the vesting of 642 unvested restricted shares, for a total value of $34,325 based on the average of the high price and low price at which the Company's stock traded on the date of termination.

Tabular Disclosures Regarding Executive Officers

The following tables provide compensation information for the CEO, CFO, and the Company’s other named executive officers in 2023.

Summary Compensation Table

SUMMARY COMPENSATION TABLE
							Change in Pension Value
						Non-Equity	and Nonqualified
Name						Incentive	Deferred	All
and				Stock	Option	Plan	Compensation	Other
Principal				Awards	Awards	Compensation	Earnings	Compensation
Position	Year	Salary	Bonus	(1) (2)	(1)	(3)	(4)	(5)	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Jeffrey Tengel, Current CEO	2023	$903,846	$1,620,000 (6)	$2,008,786	$—	$547,826	$—	$132,767	$5,213,225
	2022	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	2021	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Christopher Oddleifson, Former CEO	2023	$488,563	$—	$—	$—	$—	$804,577	$1,442,256	$2,735,396
	2022	$912,614	$—	$711,438	$—	$1,092,428	$—	$223,018	$2,939,498
	2021	$808,228	$—	$822,517	$—	$842,425	$155,087	$155,181	$2,783,438
Mark Ruggiero, CFO and EVP of Consumer Lending	2023	$542,360	$—	$370,967	$—	$348,999	$—	$125,147	$1,387,473
	2022	$436,279	$—	$245,616	$—	$405,272	$—	$87,206	$1,174,373
	2021	$365,621	$—	$162,867	$—	$222,328	$—	$62,463	$813,279
Gerard Nadeau, President	2023	$547,831	$—	$350,806	$—	$276,645	$249,082	$133,762	$1,558,126
	2022	$515,480	$—	$300,667	$—	$474,716	$—	$103,780	$1,394,643
	2021	$456,519	$—	$329,825	$—	$349,389	$—	$74,845	$1,210,578
Maria Harris, EVP and Chief Human Resources Officer	2023	$380,088	$—	$173,387	$—	$155,646	$1,000	$76,142	$786,263
	2022	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	2021	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
James Rizzo, EVP and Chief Commercial Banking Officer	2023	$391,812	$ 25,000 (7)	$161,290	$—	$106,965	$—	$58,381	$743,448
	2022	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	2021	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Barry Jensen, Former Chief Technology and Operations Officer (8)	2023	$273,635	$—	$189,516	$—	$—	$12,000	$695,163	$1,170,314
	2022	$395,663	$—	$160,921	$—	$298,124	$—	$113,895	$968,603
	2021	$350,406	$—	$166,959	$—	$208,582	$—	$80,804	$806,751
(1) The assumptions used in the valuation for the awards reported in the Stock Awards column (column (e)) can be found in the Stock-Based Compensation section of the Notes to Consolidated Financial Statements filed as part of the Company’s 2023 Annual Report on Form 10-K.
Independent Bank Corp. 2024 Proxy Statement - 49

(2) The amounts listed in column (e) represent the aggregate grant date fair value of the time-based and performance-based restricted stock awards calculated in accordance with ASC 718. The portion of the amount in column (e) attributable to performance-based restricted shares represents the value at the grant date assuming the probable outcome of performance conditions, or 50% of the maximum performance target. The value of each named executive officer’s performance-based restricted stock award at the grant date assuming the highest level of performance achievement, or maximum value, is as follows: Mr. Tengel, $814,515, Mr. Ruggiero, $298,387, Mr. Nadeau, $282,258, Ms. Harris, $137,097, Mr. Rizzo, $129,032 and Mr. Jensen, 153,225. Mr. Oddleifson was not granted any restricted stock awards in 2023.
Upon termination of employment, Mr. Jensen became entitled to accelerated vesting of 240 shares of his 2023 time-based restricted stock award (for a total value attributable to acceleration of $12,832), and he forfeited the balance of this award. Under SEC rules we are required to report the full grant date fair value of this award in column (e) above despite the ultimate outcome of this award.
(3) The amounts listed in column (g) represent the cash payments that the Board approved for performance in these years pursuant to the Executive Cash Incentive Plan.
(4) The amounts in column (h) represent the aggregate change in the actuarial present value of the individual’s accumulated benefits under Rockland Trust’s frozen defined benefit plan and under the Rockland SERP.
The Restoration Plan does not provide for above-market earnings and therefore are not included in column (h) above.
(5) The amounts in column (i) include the income attributable to dividends on Restricted Stock Awards, 401(k) matching contributions, and employer contributions under the Restoration Plan. These non-perquisite benefits are identified in the table below:

	Dividends on Restricted Stock Awards	401(k) Plan Employer Contributions	401(k) Restoration Plan Contributions
Jeffrey Tengel	$32,767	$—	$—
Christopher Oddleifson	$18,452	$29,940	$143,864
Mark Ruggiero	$10,406	$29,940	$71,028
Gerard Nadeau	$14,074	$29,940	$79,643
Maria Harris	$6,001	$29,595	$27,364
James Rizzo	$6,507	$28,381	$23,493
Barry Jensen	$5,511	$25,147	$62,872
The amounts in column (i) also include the aggregate incremental cost to the Company attributable to perquisites/personal benefits for Mr. Tengel, Mr. Ruggiero, Mr. Nadeau, Ms. Harris and Mr. Jensen that exceeded $10,000. The only perquisites provided to these individuals are a Company-owned car (total cost to the Company of $13,773 for Mr. Ruggiero, $10,105 for Mr. Nadeau, $13,182 for Ms. Harris and $19,044 for Mr. Jensen for 2023), and a payment for $100,000 for relocation expenses for Mr. Tengel pursuant to his employment agreement. Excluded from this column are perquisites/personal benefits for Mr. Oddleifson and Mr. Rizzo which did not exceed $10,000.
The amount in this column for Mr. Oddleifson also includes: his consulting services fee of $1,250,000 pursuant to his Succession and Consulting Services Agreement. Upon his retirement from employment with the Company, Mr. Oddleifson also became entitled to accelerated vesting of his portion of unvested restricted stock awards with a value of $64,954 based on the average of the high price and low price at which the Company's stock traded on the date of vesting, which is not reflected in the table.
The amount in this column for Mr. Jensen also includes: as per his employment agreement, the aggregate value of 12 months’ salary continuation ($424,260), payment for accrued, unused paid time off ($14,686), a lump sum cash payment equal to the pre-tax cost to the Company of health and life insurance benefits continuation for a period of 12 months ($21,247), and a payment for his prorated annual cash incentive award at termination date ($122,396). Mr. Jensen also became entitled to accelerated vesting of a portion of his unvested restricted stock awards with a value of $34,325 based on the average of the high price and low price at which the Company's stock traded on the date of vesting, which is not reflected in the table.
(6) The amount reported in column (d) for Mr. Tengel for fiscal year 2023 represents his one-time cash signing bonus pursuant to his employment agreement.
(7) The amount reported in column (d) for Mr. Rizzo for fiscal year 2023 represents a discretionary bonus paid in recognition of his leadership over the successful transition and maintenance of an acquired loan portfolio.
(8) Mr. Jensen ceased serving as the Chief Technology and Operations Officer of the Company effective as of August 21, 2023.

Independent Bank Corp. 2024 Proxy Statement - 50

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, please refer to “Executive Officer Information – Compensation Discussion and Analysis.”

The following table provides the “Compensation Actually Paid,” as defined by the SEC rules (sometimes referred to below as “CAP”), to the CEO and the average compensation paid to the Company’s other named non-CEO executive officers (“Other NEOs”), along with the Company’s Total Shareholder Return (“TSR”), peer group TSR, Net Income and Return on Average Tangible Common Equity (ROATCE) for the years indicated.

PAY VERSUS PERFORMANCE TABLE
							Value of Initial Fixed
							$100 Investment Based On:
	Summary	Summary			Average Summary	Average
	Compensation	Compensation	Compensation	Compensation	Compensation	Compensation		Peer Group 1	Peer Group 2		Return on
	Table Total	Table Total	Actually Paid	Actually Paid	Table Total	Actually Paid	Total	Total	Total		Average Tangible
	for former CEO	for current CEO	to former CEO	to current CEO	for Non-CEO	to Non-CEO	Share- holder	Share- holder	Share- holder	Net Income	Common Equity
Year	Chris Oddleifson (1)	Jeff Tengel (2)	Chris Oddleifson (1)	Jeff Tengel (2)	NEOs (3)	NEOs (3)	Return (4)	Return (4)	Return (4)	Dollars in thousands	(“ROATCE” )
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)	(g)	(h)	(i)
2023	$2,735,396	$5,213,225	$777,911	$5,198,661	$1,129,125	$904,598	$89.11	$96.65	$115.64	$239,502,000	12.78%
2022	$2,939,498	n/a	$3,461,506	n/a	$1,246,097	$1,332,255	$109.82	$97.52	$116.10	$263,813,000	13.87%
2021	$2,783,438	n/a	$3,493,601	n/a	$1,049,623	$1,213,808	$103.36	$124.06	$124.74	$120,992,000	9.20%
2020	$3,319,086	n/a	$2,172,806	n/a	$1,046,532	$810,875	$90.38	$89.69	$91.29	$121,167,000	10.38%
(1) Mr. Oddleifson stepped down as our CEO, effective February 6, 2023, and served as Executive Advisor of the Company until July 8, 2023, at which time he retired from employment with the Company.
(2) Mr. Tengel was appointed CEO of the Company, effective February 6, 2023.
(3) For 2023, Mr. Ruggiero, Mr. Nadeau, Ms. Harris, Mr. Rizzo and Mr. Jensen are included in the “Non-CEO NEOs” columns. For 2022, Mr. Ruggiero, Robert Cozzone, the Company’s former Chief Operating Officer, Mr. Jensen and Mr. Nadeau are included in the “Non-CEO NEOs” columns. For 2021 and 2020, Mr. Ruggiero, Mr. Cozzone, Mr. Nadeau and Edward Seksay, the Company’s former General Counsel, are included in the “Non-CEO NEOs” columns.
(4) The Peer Group TSR set forth in this table utilizes the KBW NASDAQ Bank Index, Peer Group 1, (assuming reinvestment of all dividends) and the KBW NASDAQ Regional Banking Index, Peer Group 2, (assuming reinvestment of all dividends), which we also utilize in the Total Return Performance Graph in Item 5. of the Company’s Form 10-K for the year ended December 31, 2023. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the company and in the KBW NASDAQ Bank Index and the KBW NASDAQ Regional Banking Index, respectively, and assumes reinvestment of all dividends. Historical stock performance is not necessarily indicative of future stock performance.

Independent Bank Corp. 2024 Proxy Statement - 51

Details of the adjustments from the Summary Compensation to CAP are below, for the years indicated:

	2023
Adjustments	Former CEO Christopher Oddleifson	Current CEO Jeffrey Tengel	Average non-CEO NEOs
Deduction for Change in the Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the Summary Compensation Table for Applicable Fiscal Year ("FY")	$(804,577)	$—	$(52,416)
Increase for Service Cost and, if applicable, Prior Service Cost for Pension Plans	323,112	—	15,701
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	—	(2,008,786)	(249,193)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	—	1,994,222	249,699
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	(159,002)	—	(82,662)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	—	—	2,566
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	(153,164)	—	(21,842)
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that failed to meet the applicable vesting conditions during Applicable FY, determined as of Prior FY End	(1,163,854)	—	(86,380)
Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	—	—	—
Increase based on Incremental Fair Value of Options/SARs Modified during Applicable FY	—	—	—
Total Adjustments	$(1,957,485)	$(14,564)	$(224,527)

	2022
Adjustments	Former CEO Christopher Oddleifson	Average non-CEO NEOs
Deduction for Change in the Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the Summary Compensation Table for Applicable FY	$—	$—
Increase for Service Cost and, if applicable, Prior Service Cost for Pension Plans	397,084	22,880
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	(711,438)	(251,968)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	993,698	350,966
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	63,357	18,830
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	—	—
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	20,160	5,663
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that failed to meet the applicable vesting conditions during Applicable FY, determined as of Prior FY End	(240,853)	(60,213)
Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	—	—
Increase based on Incremental Fair Value of Options/SARs Modified during Applicable FY	—	—
Total Adjustments	$522,008	$86,158

Independent Bank Corp. 2024 Proxy Statement - 52

	2021
Adjustments	Former CEO Christopher Oddleifson	Average non-CEO NEOs
Deduction for Change in the Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the Summary Compensation Table for Applicable FY	$(155,087)	$(9,113)
Increase for Service Cost and, if applicable, Prior Service Cost for Pension Plans	449,226	55,598
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	(822,517)	(253,712)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	926,671	285,758
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	193,722	55,349
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	—	—
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	185,412	46,579
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that failed to meet the applicable vesting conditions during Applicable FY, determined as of Prior FY End	(67,264)	(16,274)
Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	—	—
Increase based on Incremental Fair Value of Options/SARs Modified during Applicable FY	—	—
Total Adjustments	$710,163	$164,185

	2020
Adjustments	Former CEO Christopher Oddleifson	Average non-CEO NEOs
Deduction for Change in the Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the Summary Compensation Table for Applicable FY	$(1,291,254)	$(223,256)
Increase for Service Cost and, if applicable, Prior Service Cost for Pension Plans	427,975	56,199
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	(664,774)	(202,277)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	748,584	227,830
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	(245,840)	(64,384)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	—	—
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	(120,971)	(29,769)
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that failed to meet the applicable vesting conditions during Applicable FY, determined as of Prior FY End	—	—
Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	—	—
Increase based on Incremental Fair Value of Options/SARs Modified during Applicable FY	—	—
Total Adjustments	$(1,146,280)	$(235,657)
Independent Bank Corp. 2024 Proxy Statement - 53

The following table summarizes the relationship between CEO CAP and average Other NEO CAP versus the Company’s cumulative TSR and the relationship between the Company’s cumulative TSR and peer group cumulative TSR for each year presented:

Compensation Actually Paid versus Total Shareholder Return
Compensation Actually Paid
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$—
Total Shareholder Return
$140
$120
$100
$80
$60
$40
$20
$—
2019
2020
2021
2022
2023
CEO - Tengel - Compensation Actually Paid
CEO - Oddleifson - Compensation Actually Paid
Non-CEO NEO Average Compensation Actually Paid
Cumulative TSR: Independent Bank Corp.
Peer Group TSR: KBW NASDAQ Bank Index
Peer Group TSR: KBW NASDAQ Regional Banking Index

The following table summarizes the relationship between CEO CAP and average Other NEO CAP versus the Company’s net income for each year presented:

Compensation Actually Paid vs Net Income
Compensation Actually Paid
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$—
Net Income
$300,000,000
$200,000,000
$100,000,000
$—
2020
2021
2022
2023
CEO - Tengel - Compensation Actually Paid
CEO - Oddleifson - Compensation Actually Paid
Non-CEO NEO Average Compensation Actually Paid
Net Income

Independent Bank Corp. 2024 Proxy Statement - 54

The following table summarizes the relationship between CEO CAP and average Other NEO CAP versus the Company’s ROATCE for each year presented:

Compensation Actually Paid versus ROATCE
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$—
Compensation Actually Paid
15.00%
10.00%
5.00%
0.00%
ROATCE
2020
2021
2022
2023
CEO - Tengel - Compensation Actually Paid
CEO - Oddleifson - Compensation Actually Paid
Non-CEO NEO Average Compensation Actually Paid
ROATCE

The following table is a list of the Company’s most important financial measures used to link executive CAP to the CEO and Other NEOs during the last fiscal year to Company performance.

Tabular List of Most Important Financial Performance Measures
Return on average tangible common equity (Non-GAAP) (calculated by dividing net income by average tangible common equity)
Net operating earnings per share (Non-GAAP) (1) (net operating earnings calculated as net income less noncore items, such as merger and acquisition expenses)
Return on average assets (GAAP) (calculated by dividing net income by average assets)
Return on average common equity (GAAP) (calculated by dividing net income by average common equity)
(1) Please refer to the Company’s Annual Report on Form 10-K for a reconciliation of Net Operating Earnings to Net Income.

Independent Bank Corp. 2024 Proxy Statement - 55

GRANTS OF PLAN-BASED AWARDS

The following table provides information relating to the grants of plan-based awards during 2023. “Grant Date” refers to the date of stock awards granted during 2023. We calculated the grant date fair value of stock awards in accordance with the 2005 Employee Plan, as the average of the high and low trading prices on the date of grant for each restricted share granted.

								All Other	All Other		Grant
								Stock	Option		Date
								Awards:	Awards:	Exercise	Fair
								Number	Number	or Base	Value of
		Estimated Future			Estimated Future			of Shares	of Securities	Price of	Equity-
		Payouts Under Non-Equity			Payouts Under Equity			of Stock	Underlying	Option	Based
		Incentive Plan Awards (1)			Incentives Plan Awards (2)			or Units (3)	Options	Awards	Awards (4)
Name	Grant Date	Threshold	Target	Maximum	Threshold (#)	Target (#)	Maximum (#)	(#)	(#)	($/SH)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Jeffrey Tengel		$425,000	$850,000	$1,402,500							$—
	2/16/2023				2,525	5,050	10,100				$407,257
	2/16/2023							19,859	—	—	$1,601,529
Christopher Oddleifson		$—	$—	$—							$—
	n/a				—	—	—				$—
	n/a							—	—	—	$—
Mark Ruggiero		$191,758	$383,515	$671,151							$—
	2/16/2023				925	1,850	3,700				$149,193
	2/16/2023							2,750	—	—	$221,774
Gerard Nadeau		$152,003	$304,005	$532,009							$—
	2/16/2023				875	1,750	3,500				$141,129
	2/16/2023							2,600	—	—	$209,677
Maria Harris		$85,520	$171,040	$299,320							$—
	2/16/2023				425	850	1,700				$68,548
	2/16/2023							1,300	—	—	$104,839
James Rizzo		$68,567	$137,134	$239,985							$—
	2/16/2023				400	800	1,600				$64,516
	2/16/2023							1,200	—	—	$96,774
Barry Jensen (5)		$95,459	$190,917	$334,105							$—
	2/16/2023				475	950	1,900				$76,613
	2/16/2023							1,400	—	—	$112,903
(1) The amounts reported in the Target column represent each named executive officer’s Target Award under the Executive Incentive Plan Scorecard. We calculated the amounts reported in the Threshold column for each named executive officer assuming that threshold performance was attained for the Bank Performance Factor and, other than for our CEO, assuming the Individual Performance Adjustment Factor was attained at 100%. We calculated the amounts reported in the Maximum column for each named executive officer assuming that maximum performance was attained for the Bank Performance Factor and the Individual Performance Adjustment Factor was attained at the maximum of 140% (or in the case of our CEO, the maximum of 1.20 times the amount equal to the product of his Target Award multiplied by the maximum Bank Performance Adjustment Factor). See column (g) in the Summary Compensation Table for the actual incentive award paid to each named executive officer. See the Compensation Discussion and Analysis under “Annual Cash Incentive Compensation” for a discussion of the awards paid to the named executive officers for 2023 performance.
(2) These amounts represent the threshold, target, and maximum number of shares that each named executive officer may earn with respect to the performance-based restricted share awards granted in 2023 subject to achievement of specified levels of ROATCE as compared to the peer group as described in the Compensation Discussion and Analysis under “Long-Term Equity Compensation – Performance-Based and Time-Based Restricted Stock Awards”.
(3) These amounts represent the number of time-based restricted shares granted to each named executive officer in 2023.
(4) The amounts reported are the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718. The grant date per share fair value for both the performance-based and time-based restricted stock awards was $80.65.
(5) Mr. Jensen terminated employment with the Company effective August 21, 2023. In connection with his termination, a portion of each of the equity awards reported here was forfeited. See above under “Barry H. Jensen – Severance Benefits” for additional information.
Independent Bank Corp. 2024 Proxy Statement - 56

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The table set forth below contains individual equity awards that were outstanding as of December 31, 2023 for our named executive officers. None of our named executive officers holds stock option awards.

	Stock Awards
						Equity Incentive Plan Awards:
				Equity Incentive Plan Awards:		Market or Payout Value
	Number of Shares		Market Value of Shares	Number of Unearned Shares,		Number of Unearned Shares,
	or Units of Stock		or Units of Stock	Units or Other Rights		Units or Other Rights
Name	That Have Not Vested (#)		That Have Not Vested	That Have Not Vested (#)		That Have Not Vested
(a)	(g)		(h)	(i)		(j)
Jeffrey Tengel	12,309	(5)	$810,055
	7,550	(6)	$496,866
				10,100	(9)	$664,681
Christopher Oddleifson				4,360	(7)	$215,558
				3,381	(8)	$222,504
Mark Ruggiero	150	(1)	$9,872
	300	(2)	$19,743
	570	(3)	$37,512
	1,400	(4)	$92,134
	2,750	(6)	$180,978
				1,040	(7)	$51,418
				2,300	(8)	$151,363
				3,700	(9)	$243,497
Gerard Nadeau	360	(1)	$23,692
	720	(2)	$47,383
	1,170	(3)	$76,998
	1,720	(4)	$113,193
	2,600	(6)	$171,106
				2,080	(7)	$102,835
				2,800	(8)	$184,268
				3,500	(9)	$230,335
Maria Harris	130	(1)	$8,555
	280	(2)	$18,427
	480	(3)	$31,589
	680	(4)	$44,751
	1,300	(6)	$85,553
				880	(7)	$43,507
				1,100	(8)	$72,391
				1,700	(9)	$111,877
James Rizzo	180	(1)	$11,846
	360	(2)	$23,692
	570	(3)	$37,512
	720	(4)	$47,383
	1,200	(6)	$78,972
				1,600	(9)	$105,296
Independent Bank Corp. 2024 Proxy Statement - 57

	Stock Awards
				Equity Incentive Plan Awards:
			Equity Incentive Plan Awards:	Market or Payout Value
	Number of Shares	Market Value of Shares	Number of Unearned Shares,	Number of Unearned Shares,
	or Units of Stock	or Units of Stock	Units or Other Rights	Units or Other Rights
Name	That Have Not Vested (#)	That Have Not Vested	That Have Not Vested (#)	That Have Not Vested
(a)	(g)	(h)	(i)	(j)
Barry Jensen	—	$—	916 (7)	$45,287
	—	$—	820 (8)	$53,964
	—	$—	406 (9)	$26,719
(1) This stock award vests evenly over the five-year period beginning February 21, 2019. These remaining unvested shares vested on February 21, 2024.
(2) This stock award vests evenly over the five-year period beginning February 27, 2020. Of these remaining unvested shares, 50% vested on February 27, 2024 and the balance will vest on February 27, 2025.
(3) This stock award vests evenly over the five-year period beginning February 18, 2021. Of these remaining unvested shares, 33% vested on February 18, 2024 and the balance will vest evenly on each of February 18, 2025 and 2026.
(4) This stock award vests evenly over the five-year period beginning February 17, 2022. Of these remaining unvested shares, 25% vested on February 17, 2024 and the balance will vest evenly on each of February 17, 2025, 2026 and 2027.
(5) This stock award vests evenly over the five-year period beginning February 6, 2023. Of these remaining unvested shares, 20% vested on February 6, 2024 and the balance will vest evenly on each of February 6, 2025, 2026, 2027 and 2028.
(6) This stock award vests evenly over the three-year period beginning February 16, 2023. Of these remaining unvested shares, 33% vested on February 16, 2024 and the balance will vest evenly on each of February 16, 2025, and 2026.
(7) This performance-based restricted share award vested on March 14, 2024, based on achieving specified levels of ROATCE performance as compared to our peer group over the three-year performance period from January 1, 2021 to December 31, 2023. Earned shares vested upon Compensation Committee certification of performance achievement following completion of the performance period. These awards were earned at 80% of maximum, as shown here.
(8) This performance-based restricted share award will vest based on achieving specified levels of ROATCE performance as compared to our peer group over the three-year performance period from January 1, 2022 to December 31, 2024. Any shares earned will vest upon Compensation Committee certification of performance achievement following completion of the performance period. Amounts shown here are reported at maximum.
(9) This performance-based restricted share award will vest based on achieving specified levels of ROATCE performance as compared to our peer group over the three-year performance period from January 1, 2023 to December 31, 2025. Any shares earned will vest upon Compensation Committee certification of performance achievement following completion of the performance period. Amounts shown here are reported at maximum.

Independent Bank Corp. 2024 Proxy Statement - 58

OPTION EXERCISES AND STOCK VESTED

The following table sets forth information with respect to the aggregate amount of options exercised and stock awards vesting during the last fiscal year and the value realized:

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on	Value Realized	Acquired on	Value Realized
Name	Exercise	Upon Exercise	Vesting	on Vesting
(a)	(b)	(c)	(b)	(e)
Jeffrey Tengel	—	$—	—	$—
Christopher Oddleifson	—	$—	10,817	$761,630
Mark Ruggiero	—	$—	1,790	$133,888
Gerard Nadeau	—	$—	3,830	$283,578
Maria Harris	—	$—	1,450	$107,463
James Rizzo	—	$—	910	$73,485
Barry Jensen	—	$—	2,582	$178,140

PENSION BENEFITS

The Rockland Trust SERP Participation Agreements provide for an annual benefit payable at age 65 to the executive upon termination of employment at age 62 or later. Should the executive terminate employment prior to age 62, the benefit is prorated based on the executive’s benefit service as of employment termination relative to the executive’s projected benefit service at age 65. The present value of the accumulated benefit shown in the table has been calculated assuming the executive terminated employment as of December 31, 2023 and the executive will start receiving his or her pension at age 65. The assumptions used for the Rockland SERP are those required under U.S. GAAP, including a discount rate of 4.75% that is based on the investment yield of high quality corporate bonds available in the market place as determined by the FTSE Pension Liability Index as well as post-retirement mortality according to the White Collar Pri-2012 Mortality Table with Scale MP-2021. The discount rate used for computing the Defined Benefit Plan present value of accumulated benefit is 4.83%, which is based on the FTSE Pension Liability Index as of December 31, 2023. As discussed in the Compensation Discussion and Analysis, the Defined Benefit Plan and Rockland SERP were frozen for purposes of benefit accrual in 2006 and 2014, respectively. In freezing the SERP, the Board approved annual benefit amounts under the SERP for Mr. Oddleifson and Mr. Nadeau on a 10 year certain single life annuity, as discussed in the Compensation Discussion and Analysis.

Independent Bank Corp. 2024 Proxy Statement - 59

The following table provides details of the present value of the accumulated benefit and years of credited service for the named executive officers under the Company’s qualified and nonqualified retirement programs as of December 31, 2023.

			Present Value of
	Plan	Number of Years	Accumulated	Payments During
Name	Name	Credited Service	Benefit	Last Fiscal Year
(a)	(b)	(c)	(d)	(e)
Jeffrey Tengel	Defined Benefit Plan	—	$—	$—
	Rockland SERP	—	$—	$—
Christopher Oddleifson	Defined Benefit Plan	2.417	$122,000	$—
	Rockland SERP	19.417	$6,636,691	$—
Mark Ruggiero	Defined Benefit Plan	—	$—	$—
	Rockland SERP	—	$—	$—
Gerard Nadeau	Defined Benefit Plan	22.500	$810,000	$—
	Rockland SERP	39.500	$2,285,564	$—
Maria Harris	Defined Benefit Plan	1.750	$11,000	$—
	Rockland SERP	—	$—	$—
James Rizzo	Defined Benefit Plan	—	$—	$—
	Rockland SERP	—	$—	$—
Barry Jensen	Defined Benefit Plan	7.250	$156,000	$—
	Rockland SERP	—	$—	$—
Independent Bank Corp. 2024 Proxy Statement - 60

NONQUALIFIED DEFERRED COMPENSATION

As discussed above in the Compensation Discussion and Analysis under “Retirement Plans - Nonqualified Retirement Plans for Executive Officers,” certain of the Company’s named executive officers participate in the Restoration Plan and the Nonqualified Deferred Compensation Plan (referred to as “NQDC” in the table below). The following table provides details regarding our named executive officers’ participation in our nonqualified Restoration Plan and NQDC as of December 31, 2023.

Name	Plan	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
(a)		(b)	(c)	(d)	(e)	(f)
			(1)			(1)
Jeffrey Tengel	Restoration	$—	$—	$—	$—	$—
	NQDC	$—	$—	$—	$—	$—
Christopher Oddleifson	Restoration	$—	$143,864	$78,789	$—	$1,338,632
	NQDC	$—	$—	$—	$—	$—
Mark Ruggiero	Restoration	$—	$71,028	$(15,024)	$—	$133,944
	NQDC	$—	$—	$—	$—	$—
Gerard Nadeau	Restoration	$—	$79,643	$62,450	$—	$557,474
	NQDC	$—	$—	$—	$—	$—
Maria Harris	Restoration	$—	$27,364	$6,148	$—	$93,735
	NQDC	$—	$—	$—	$—	$—
James Rizzo	Restoration	$—	$23,493	$—	$—	$23,493
	NQDC	$—	$—	$—	$—	$—
Barry Jensen	Restoration	$—	$62,872	$85,919	$—	$611,045
	NQDC	$—	$—	$—	$—	$—
(1) Columns (c) and (f) include amounts that were earned during 2023 and were funded to the plan in 2024, with the exception of Mr. Oddleifson’s and Mr. Jensen’s contributions, which were funded in December 2023. All amounts reported in column (c) have been reported as compensation in the Summary Compensation Table.
Independent Bank Corp. 2024 Proxy Statement - 61

STOCK OWNERSHIP AND OTHER MATTERS

Common Stock Beneficially Owned by: any Person or Entity who Owns More than 5% of Common Stock, our Directors and Named Executive Officers, and all of our Executive Officers and Directors as a Group

The following table sets forth the beneficial ownership of the Common Stock as of December 31, 2023, with respect to (i) any person or entity who is known to the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each director, (iii) each of the named executive officers, and (iv) all directors and all executive officers of the Company as a group:

	Amount and
	Nature of
	Beneficial		Percent
Name of Beneficial Owner	Ownership		of Class (1)
BlackRock, Inc.	6,276,602	(2)	14.3%
50 Hudson Yards
New York, NY 10001
The Vanguard Group, Inc.	5,272,986	(2)	12.02%
100 Vanguard Blvd.
Malvern, PA 19355
State Street Corporation	2,230,305	(2)	5.09%
State Street Financial Center
1 Congress Street, Suite 1
Boston, MA 02114
Donna L. Abelli	12,364		**
Maria Harris	9,690		**
Michael P. Hogan	9,894		**
Barry H. Jensen	22,345	(3)	**
Mary L. Lentz	10,615		**
Eileen C. Miskell	14,395		**
John J. Morrissey	11,492		**
James O’Shanna Morton	2,517		**
Gerard F. Nadeau	28,285	(4)	**
Daniel F. O’Brien	24,579		**
Susan Perry O’Day	103,695	(5)	**
Christopher Oddleifson	84,108		**
James Rizzo	9,228		**
Mark J. Ruggiero	10,980		**
Scott K. Smith	3,936		**
Jeffrey J. Tengel	24,048		**
Thomas R. Venables	19,890		**
Directors and executive officers as a group (21 Individuals)	415,664	(6)	0.97%
___________
** less than one percent

(1)Percentages are not reflected for individuals whose holdings represent less than 1%. The information contained herein is based on information provided by the respective individuals and filings pursuant to the Exchange Act as of December 31, 2023. Shares are deemed to be beneficially owned by a person if he or she directly or indirectly has, or shares, (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power,
Independent Bank Corp. 2024 Proxy Statement - 62

which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, all shares are beneficially owned by the respective individuals. Shares of common stock which are subject to stock options exercisable within 60 days of December 31, 2023 are deemed to be outstanding for the purpose of computing the amount and percentage of outstanding common stock owned by such person. All time-based restricted shares held by our directors, named executive officers and other executive officers are reflected in the table as all such shares carry the right to vote. Performance-based restricted shares held by named executive officers and other executive officers are not reflected in the table as holders of these shares do not participate in the rewards of stock ownership until such shares are vested.
(2)Shares owned as of December 31, 2023, based upon public filings with the SEC.
(3)Shares owned as of August 23, 2023, based upon the last records available to the Company.
(4)Includes 21,220 shares owned jointly by Mr. Nadeau and his spouse in broker name and 495 shares owned by children over which Mr. Nadeau has custodial powers.
(5)Includes 191 shares held by an estate of which Ms. O’Day is the executor, and 100,000 shares held in the name of A.W. Perry Inc., of which Ms. O’Day is President and CEO.
(6)This amount includes a total of 10,000 shares, which the group has a right to acquire within 60 days of December 31, 2023 through the exercise of stock options granted pursuant to the Company’s Stock Plans.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and holders of 10% or more of the Company’s common stock, to file reports on Forms 3, 4, and 5 with the SEC to indicate ownership and changes in ownership of common stock. Based solely upon a review of those reports filed with the SEC, the Company believes that, during the year ended December 31, 2023, filing requirements under Section 16(a) were complied with in a timely fashion.

Solicitation of Proxies and Expenses of Solicitation

The Board of the Company is soliciting the proxy form accompanying this proxy statement. Officers, directors, and regular supervisory and executive employees of the Company may solicit proxies, none of whom will receive any additional compensation for their services. Georgeson Shareholder Communications may also solicit proxies and provide other related services at an approximate cost of $10,500, plus reasonable expenses. Solicitations may be made personally or by mail, facsimile, telephone, messenger, or via the Internet. The Company will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. The Company will pay all proxy solicitation costs.

Independent Bank Corp. 2024 Proxy Statement - 63

INDEPENDENT BANK CORP.

Parent of Rockland Trust

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

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MR A SAMPLE
DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted online or by phone must be received by the time polls close. The closing of the polls will be announced during the meeting. To ensure your vote is counted you are encouraged to submit your vote by 11:00 a.m. Eastern Time on May 16, 2024. Votes submitted by participants in the Rockland Trust Employee Savings, Profit Sharing and Stock Ownership Plan must be received by 11:59 p.m. Eastern Time on May 14, 2024.

Online
Go to **www.envisionreports.com/INDB** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money!
Sign up for electronic delivery at www.envisionreports.com/INDB

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

2024 Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A **Proposals — The Board of Directors recommends a vote FOR all the Director nominees listed and FOR Proposals 2 and 3.**

1. Reelect the following Class I Directors

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Donna L. Abelli	☐	☐	☐	02 - Mary L. Lentz	☐	☐	☐	03 - John J. Morrissey	☐	☐	☐
04 - Jeffrey J. Tengel	☐	☐	☐								

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1 U P X 6 0 8 9 3 0

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The 2024 Annual Meeting of Shareholders of Independent Bank Corp. will be held on
Thursday, May 16, 2024, 11:00 a.m. Eastern Time, via the internet at meetnow.global/M5ATJMX.

To be admitted to the virtual meeting, you must have your 15-digit control number that is printed in the shaded bar located on the reverse side of this form.

Important Notice Regarding the Internet Availability of Proxy Materials for the 2024 Annual Meeting of Shareholders.
The material is available at: www.envisionreports.com/INDB

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/INDB

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — INDEPENDENT BANK CORP.

+

THIS PROXY IS SOLICITED BY THE INDEPENDENT BANK CORP. BOARD OF DIRECTORS

The undersigned hereby appoint(s) Patricia M. Natale, as proxy of the undersigned, with full power of substitution, and hereby authorize(s) her to represent and to vote, as designated on the reverse side of this form, all of the shares of common stock of Independent Bank Corp. that the undersigned is(are) entitled to vote at the 2024 Annual Shareholder Meeting of Independent Bank Corp. to be held virtually at meetnow.global/M5ATJMX on Thursday, May 16, 2024 at 11:00 a.m., Eastern Time, and at any adjournment or postponement thereof, with all powers that the undersigned would possess if present at the meeting.

THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OF THIS FORM OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2 AND 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

This card also constitutes confidential voting instructions for participants in the Rockland Trust Company Employee Savings, Profit Sharing and Stock Ownership Plan (the "Savings Plan"). A participant who signs on the reverse side hereby instructs the trustee of the Savings Plan to vote all the shares of common stock of Independent Bank Corp. allocated to the participant's account under the Savings Plan as of the Record Date in accordance with the instructions on the reverse side and in accordance with the judgment of the trustee upon such other business that may properly come before the meeting and at any adjournment or postponement thereof. If the participant does not provide the trustee with voting instructions by 11:59 p.m. Eastern Time on May 14, 2024, then the trustee will vote the shares allocated to the participant's account in the same proportion as it votes the shares of Savings Plan participants who have instructed the trustee on how to vote.

(Continued and to be marked, dated and signed on the reverse side)

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C Non-Voting Items

Change of Address — Please print new address below.

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INDEPENDENT BANK CORP.

Parent of Rockland Trust

VOTE

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Online

Go to **www.envisionreports.com/INDB** or scan the QR code — login details are located in the shaded bar below.

Votes submitted online or by phone must be received by the time polls close. The closing of the polls will be announced during the meeting. To ensure your vote is counted you are encouraged to submit your vote by 11:00 a.m. Eastern Time on May 16, 2024. Votes submitted by participants in the Rockland Trust Employee Savings, Profit Sharing and Stock Ownership Plan must be received by 11:59 p.m. Eastern Time on May 14, 2024.

Shareholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Independent Bank Corp. 2024 Annual Shareholder Meeting to be held at 11:00 a.m., Eastern Time, on Thursday, May 16, 2024

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Independent Bank Corp. 2023 Annual Report, the Independent Bank Corp. 2024 Proxy Statement and Notice of Annual Shareholder Meeting, and the Independent Bank Corp. 2023 Form 10-K are available at:

www.envisionreports.com/INDB

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/INDB.**
Step 2: Click on **Cast Your Vote or Request Materials.**
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 6, 2024 to facilitate timely delivery.

2NOT COY

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Shareholder Meeting Notice

Independent Bank Corp.'s 2024 Annual Shareholder Meeting will be held Thursday, May 16, 2024, 11:00 a.m. Eastern Time virtually at meetnow.global/M5ATJMX. To be admitted to the virtual meeting, you must have the 15-digit control number that is printed in the shaded bar located on the reverse side of this Notice.

Proposals to be voted on at the meeting are listed below along with the voting recommendations of the Board of Directors.

The Board of Directors recommends that you vote FOR all the Director nominees and FOR Proposals 2 and 3.

NOTE: Shareholders also will consider and act upon such other business as may properly come before the meeting or at any adjournment or postponement thereof.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. This is not a proxy card. To vote your shares, you must vote online or by telephone, by following the instructions at www.envisionreports.com/INDB, or by mail, by requesting a paper copy of the proxy materials, which include a proxy card.

To vote during the meeting, go to meetnow.global/M5ATJMX, access the meeting as described above and follow the instructions on the meeting website.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests for paper or email copies of the proxy materials can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side of this Notice when requesting a copy of the proxy materials.

– **Internet** – Go to **www.envisionreports.com/INDB**.

– **Phone** – Call us free of charge at 1-866-641-4276.

– **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Independent Bank Corp." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side of this Notice, and state that you want a paper copy of the proxy materials or an email copy of the proxy materials, as applicable.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 6, 2024.